Exhibit 10.3

MASTER LEASE AGREEMENT

THIS MASTER LEASE AGREEMENT (this “Lease”) is made as of August 30, 2018 (the “Effective Date”), by and between STORE CAPITAL ACQUISITIONS, LLC, a Delaware limited liability company (“Lessor”), whose address is 8377 E. Hartford Dr., Suite 100, Scottsdale, Arizona 85255, and ARC GROUP INC., a Nevada corporation (“Lessee”), whose address is 6327-4 Argyle Forest Blvd., Jacksonville, FL 32244. Capitalized terms not defined herein shall have the meanings set forth in Exhibit A hereto.

In consideration of the mutual covenants and agreements herein contained, Lessor and Lessee hereby covenant and agree as follows:

ARTICLE I

Basic Lease Terms

Section 1.01. Properties. The street addresses and legal descriptions of the Properties are set forth on Exhibit B attached hereto.

Section 1.02. Initial Term Expiration Date. August 31, 2038.

Section 1.03. Extension Options. Four (4) extensions of five (5) years each, as described in Section 3.02.

Section 1.04. Term Expiration Date (if fully extended). August 31, 2058.

Section 1.05. Initial Base Annual Rental. $876,875, as described in Article IV.

Section 1.06. Rental Adjustment. The lesser of (i) 1.75%, or (ii) 1.25 times the change in the Price Index, as described in Section 4.02.

Section 1.07. Adjustment Date. September 1, 2019 and every annual anniversary thereafter during the Lease Term (including any Renewal Term).

Section 1.08. Security Deposit. None.

Section 1.09. Guarantor. Seenu Kasturi, an individual.

Section 1.10. Lessee Tax Identification No. 59-3649554.

Section 1.11. Lessor Tax Identification No. 45-2674893.

ARTICLE II

Lease of Properties

Section 2.01. Lease. In consideration of Lessee’s payment of the Rental and other Monetary Obligations and Lessee’s performance of all other obligations hereunder, Lessor hereby leases to Lessee, and Lessee hereby takes and hires, the Properties, “AS IS” and “WHERE IS” without representation or warranty by Lessor, and subject to the existing state of title, the parties in possession, any statement of facts which an accurate survey or physical inspection might reveal, and all Legal Requirements now or hereafter in effect.

4817-7336-4078.5

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Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

Section 2.02. Quiet Enjoyment. So long as Lessee shall pay the Rental and other Monetary Obligations provided in this Lease, and shall keep and perform all of the terms, covenants and conditions on its part contained herein, Lessee shall have, subject to the terms and conditions set forth herein, the right to the peaceful and quiet enjoyment and occupancy of the Properties; provided, however, in no event shall Lessee be entitled to bring any action against Lessor to enforce its rights hereunder if an Event of Default, or any event or circumstance which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing.

ARTICLE III

Lease Term; Extension

Section 3.01. Initial Term. The initial term of this Lease (“Initial Term”) shall commence as of the Effective Date and shall expire at midnight on the date set forth in Section 1.02 (“Expiration Date”), unless terminated sooner as provided in this Lease and as may be extended as provided herein. The time period during which this Lease shall actually be in effect, including any Renewal Term, is referred to as the “Lease Term.”

Section 3.02. Extensions. Unless this Lease has expired or has been sooner terminated, or an Event of Default has occurred and is continuing at the time any extension option is exercised, and provided that all other agreements necessary to the continued operation of Lessee’s business at each of the Properties are extended for a period of not less than the applicable extension periods, Lessee shall have the right and option (each, an “Extension Option”) to extend the Initial Term for all and not less than all of the Properties for four (4) additional successive periods of five (5) years each (each, an “Renewal Term”), pursuant to the terms and conditions of this Lease then in effect.

Section 3.03. Notice of Exercise. Lessee may only exercise the Extension Options by giving written notice thereof to Lessor of its election to do so no later than one hundred twenty (120) days prior to the Expiration Date and one hundred twenty (120) days prior to the immediately preceding Renewal Term, as the case may be. If written notice of the exercise of any Extension Option is not received by Lessor by the applicable dates described above, then this Lease shall terminate on the last day of the Initial Term or, if applicable, the last day of the Renewal Term then in effect. Upon the request of Lessor or Lessee, the parties hereto will, at the expense of Lessee, execute and exchange an instrument in recordable form setting forth the extension of the Lease Term in accordance with this Section 3.03.

Section 3.04. Removal of Personalty. Upon the expiration of the Initial Term or any Renewal Term, and if Lessee is not then in breach hereof, Lessee may remove from the Properties all personal property belonging to Lessee. Lessee shall repair any damage caused by such removal and shall leave all of the Properties clean and in good and working condition and repair inside and out, subject to normal wear and tear, casualty and condemnation. Any property of Lessee left on the Properties on the tenth day following the expiration of the Initial Term or any Renewal Term shall, at Lessor’s option, automatically and immediately become the property of Lessor.

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Master Lease Agreement

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ARTICLE IV

Rental and Other Monetary Obligations

Section 4.01. Base Monthly Rental. During the Lease Term, on or before the first day of each calendar month, Lessee shall pay in advance the Base Monthly Rental then in effect. If the Effective Date is a date other than the first day of the month, Lessee shall pay to Lessor on the Effective Date the Base Monthly Rental prorated by multiplying the Base Monthly Rental by a fraction, the numerator of which is the number of days remaining in the month (including the Effective Date) for which Rental is being paid, and the denominator of which is the total number of days in such month.

Section 4.02. Adjustments. During the Lease Term (including any Renewal Term), on the first Adjustment Date and on each Adjustment Date thereafter, the Base Annual Rental shall increase by an amount equal to the Rental Adjustment; provided, however, that in no event shall Base Annual Rental be reduced as a result of the application of the Rental Adjustment.

Section 4.03. Additional Rental. Lessee shall pay and discharge, as additional rental (“Additional Rental”), all sums of money required to be paid by Lessee under this Lease which are not specifically referred to as Rental. Lessee shall pay and discharge any Additional Rental when the same shall become due, provided that amounts which are billed to Lessor or any third party, but not to Lessee, shall be paid within fifteen (15) days after Lessor’s demand for payment thereof or, if later, when the same are due. In no event shall Lessee be required to pay to Lessor any item of Additional Rental that Lessee is obligated to pay and has paid to any third party pursuant to any provision of this Lease.

Section 4.04. Rentals To Be Net to Lessor. The Base Annual Rental payable hereunder shall be net to Lessor, so that this Lease shall yield to Lessor the Rentals specified during the Lease Term, and all Costs and obligations of every kind and nature whatsoever relating to the Properties shall be performed and paid by Lessee, including without limitation, common area maintenance charges, if any, related to the Properties. Lessee shall perform all of its obligations under this Lease at its sole cost and expense. All Rental and other Monetary Obligations which Lessee is required to pay hereunder shall be the unconditional obligation of Lessee and shall be payable in full when due and payable, without notice or demand, and without any setoff, abatement, deferment, deduction or counterclaim whatsoever.

Section 4.05. Wire Transfer. Payments of the Base Monthly Rental and any other Monetary Obligations payable to Lessor hereunder shall be paid in immediately available funds to the account identified on Schedule 4.05 attached hereto, or to any other account as Lessor may from time to time designate to Lessee. Each such payment shall be made by Lessee by wire or other electronic transfer of funds, or automatic debit from an account designated by Lessee if so elected by Lessee. Lessee shall continue to pay all Rental and other Monetary Obligations in such manner unless otherwise directed by Lessor. Notwithstanding the foregoing, in the event that Lessee fails, more than twice during any calendar year, to pay the Base Monthly Rental by wire or other electronic transfer of funds when due, Lessee shall deliver to Lessor a complete Authorization Agreement – Pre-Arranged Payments in the form provided by Lessor together with a voided check for account verification, establishing arrangements whereby payments of the Base Monthly Rental are transferred by Automated Clearing House Debit initiated by Lessor.

4817-7336-4078.5

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Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

Section 4.06. Late Charges; Default Interest. Any delinquent payment shall, in addition to any other remedy of Lessor, incur a late charge of five percent (5%) (which late charge is intended to compensate Lessor for the cost of handling and processing such delinquent payment and should not be considered interest) and bear interest at the Default Rate, such interest to be computed from and including the date such payment was due through and including the date of the payment; provided, however, (a) in no event shall Lessee be obligated to pay a sum of late charge and interest higher than the maximum legal rate then in effect; and (b) three times in every twelve (12) month period, no late charge or Default Interest shall accrue on delinquent Rental payments which are paid within five (5) Business Days of the date due.

Section 4.07. Holdover. If Lessee remains in possession of the Properties after the expiration of the term hereof, Lessee, at Lessor’s option and within Lessor’s sole discretion, may be deemed a tenant on a month-to-month basis and shall continue to pay Rentals and other Monetary Obligations in the amounts herein provided, except that the Base Monthly Rental shall be automatically increased to one hundred fifty percent (150%) of the last Base Monthly Rental payable under this Lease, and Lessee shall comply with all the terms of this Lease; provided that nothing herein nor the acceptance of Rental by Lessor shall be deemed a consent to such holding over. Lessee shall defend, indemnify, protect and hold the Indemnified Parties harmless from and against any and all Losses resulting from Lessee’s failure to surrender possession upon the expiration of the Lease Term, including, without limitation, any claims made by any succeeding lessee.

Section 4.08. Guaranty. On or before the execution of this Lease, Lessee shall cause Guarantor to execute and deliver to Lessor the Guaranty.

ARTICLE V

Representations and Warranties of Lessee

The representations and warranties of Lessee contained in this Article V are being made to induce Lessor to enter into this Lease, and Lessor has relied, and will continue to rely, upon such representations and warranties. Lessee represents and warrants to Lessor as follows:

Section 5.01. Organization, Authority and Status of Lessee. Lessee has been duly organized or formed, is validly existing and in good standing under the laws of its state of formation and is or, as of the Effective Date, will be qualified as a foreign corporation to do business in any jurisdiction where such qualification is required. All necessary company action has been taken to authorize the execution, delivery and performance by Lessee of this Lease and of the other documents, instruments and agreements provided for herein, including without limitation, the Transaction Documents. Lessee is not, and if Lessee is a “disregarded entity,” the owner of such disregarded entity is not, a “nonresident alien,” “foreign corporation,” “foreign partnership,” “foreign trust,” “foreign estate,” or any other “person” that is not a “United States Person” as those terms are defined in the Code and the regulations promulgated thereunder. The Person who has executed this Lease on behalf of Lessee is duly authorized to do so.

4817-7336-4078.5

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Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

Section 5.02. Enforceability. This Lease constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms.

Section 5.03. Property Condition. Lessee has physically inspected all of the Properties and has examined title to the Properties, and has found all of the same satisfactory in all respects for all of Lessee’s purposes.

Section 5.04. Litigation. There are no suits, actions, proceedings or investigations pending, or to the best of its knowledge, threatened against or involving any Lessee Entity or the Properties before any arbitrator or Governmental Authority which might reasonably result in any Material Adverse Effect.

Section 5.05. Absence of Breaches or Defaults. Lessee is not in default under any document, instrument or agreement to which Lessee is a party or by which Lessee, the Properties or any of Lessee’s property is subject or bound, which has had, or could reasonably be expected to result in, a Material Adverse Effect. The authorization, execution, delivery and performance of this Lease and the documents, instruments and agreements provided for herein will not result in any breach of or default under any document, instrument or agreement to which Lessee is a party or by which Lessee, the Properties or any of Lessee’s property is subject or bound.

Section 5.06. Licenses and Permits. Lessee has obtained all required licenses and permits, both governmental and private, to use and operate the Properties as Permitted Facilities.

Section 5.07. Financial Condition; Information Provided to Lessor. The financial statements, all financial data and all other documents and information heretofore delivered to Lessor by or with respect to the Lessee Entities and the Properties in connection with this Lease or relating to the Lessee Entities or the Properties are true, correct and complete in all material respects; there have been no amendments thereto since the date such items were prepared or delivered to Lessor; all financial statements provided were prepared in accordance with GAAP, and fairly present as of the date thereof the financial condition of each individual or entity to which they pertain; and no change has occurred to any such financial statements, financial data, documents and other information not disclosed in writing to Lessor, which has had, or could reasonably be expected to result in, a Material Adverse Effect.

Section 5.08. Compliance With OFAC Laws. None of the Lessee Entities, and no individual or entity owning directly or indirectly any interest in any of the Lessee Entities, is an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws or is otherwise in violation of any of the OFAC Laws; provided, however, that the representation contained in this sentence shall not apply to any Person to the extent such Person’s interest is in or through a U.S. Publicly Traded Entity.

Section 5.09. Solvency. There is no contemplated, pending or threatened Insolvency Event or similar proceedings, whether voluntary or involuntary, affecting Lessee or Guarantor, or to the best of Lessee’s knowledge, its shareholders or its Affiliates. Lessee does not have unreasonably small capital to conduct its business.

4817-7336-4078.5

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Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

Section 5.10. Ownership. No Person that actually or constructively owns ten percent (10%) or more of the outstanding capital stock of Lessor owns, directly or indirectly, (a) ten percent (10%) or more of the total combined voting power of all classes of voting capital stock of Lessee, or (b) ten percent (10%) or more of the total value of all classes of capital stock of Lessee.

ARTICLE VI

Taxes and Assessments; UTILITIES; INSURANCE

Section 6.01. Taxes.

(a) Payment. Subject to the provisions of Section 6.01(b) below, Lessee shall pay, prior to the earlier of delinquency or the accrual of interest on the unpaid balance, all taxes and assessments of every type or nature assessed against or imposed upon the Properties, Lessee or Lessor during the Initial Term or any Renewal Term related to or arising out of this Lease and the activities of the parties hereunder, including without limitation, (i) all taxes or assessments upon the Properties or any part thereof and upon any personal property, trade fixtures and improvements located on the Properties, whether belonging to Lessor or Lessee, or any tax or charge levied in lieu of such taxes and assessments; (ii) all taxes, charges, license fees and or similar fees imposed by reason of the use of the Properties by Lessee; (iii) all excise, franchise, transaction, privilege, license, sales, use and other taxes upon the Rental or other Monetary Obligations hereunder, the leasehold estate of either party or the activities of either party pursuant to this Lease; and (iv) all franchise, privilege or similar taxes of Lessor calculated on the value of the Properties or on the amount of capital apportioned to the Properties. Notwithstanding anything in clauses (i) through (iv) to the contrary, Lessee shall not be obligated to pay or reimburse Lessor for any taxes based on the net income of Lessor.

(b) Right to Contest. Within thirty (30) days after each tax and assessment payment is required by this Section 6.01 to be paid, Lessee shall provide Lessor with evidence reasonably satisfactory to Lessor that taxes and assessments have been timely paid by Lessee. In the event Lessor receives a tax bill, Lessor shall use commercially reasonable efforts to forward said bill to Lessee within fifteen (15) days of Lessor’s receipt thereof. Lessee may, at its own expense, contest or cause to be contested (in the case of any item involving more than $10,000, after prior written notice to Lessor, which shall be given within fifteen (15) days of Lessee’s determination to contest any matter as permitted herein), by appropriate legal proceedings conducted in good faith and with due diligence, any above-described item or lien with respect thereto, including, without limitation, the amount or validity or application, in whole or in part, of any such item, provided that (i) neither the Properties nor any interest therein would be in any danger of being sold, forfeited or lost by reason of such proceedings; (ii) no Event of Default has occurred and is continuing; (iii) if and to the extent required by the applicable taxing authority and/or Lessor, Lessee posts a bond or takes other steps acceptable to such taxing authority and/or Lessor that removes such lien or stays enforcement thereof; (iv) Lessee shall promptly provide Lessor with copies of all notices received or delivered by Lessee and filings made by Lessee in connection with such proceeding; and (v) upon termination of such proceedings, it shall be the obligation of Lessee to pay the amount of any such tax and assessment or part thereof as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees (including attorneys’ fees and disbursements), interest, penalties or other liabilities in connection therewith. Lessor shall at the request of Lessee, execute or join in the execution of any instruments or documents necessary in connection with such contest or proceedings, but Lessor shall incur no cost or obligation thereby.

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Master Lease Agreement

4 Properties in KY and WV

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Section 6.02. Utilities. Lessee shall contract, in its own name, for and pay when due all charges for the connection and use of water, gas, electricity, telephone, garbage collection, sewer use and other utility services supplied to the Properties during the Initial Term or any Renewal Term. Under no circumstances shall Lessor be responsible for any interruption of any utility service.

Section 6.03. Insurance.

(a) Coverage. Throughout the Initial Term and any Renewal Term, Lessee shall maintain, with respect to each of the Properties, at its sole expense, the following types and amounts of insurance, in addition to such other insurance as Lessor may reasonably require from time to time:

(i) Insurance against loss or damage to real property and personal property under an “all risk” or “special form” insurance policy, which shall include coverage against all risks of direct physical loss, including but not limited to loss by fire, lightning, wind, terrorism, and other risks normally included in the standard ISO special form (and shall also include National Flood and Excess Flood insurance if the Property is located within a 100-year floodplain (FEMA Zones A and V) and earthquake insurance if the Properties are located within a moderate to high earthquake hazard zone as determined by an approved insurance company set forth in Section 6.03(b)(x) below). Such policy shall also include soft costs, a joint loss agreement, coverage for ordinance or law covering the loss of value of the undamaged portion of the Properties, costs to demolish and the increased costs of construction if any of the improvements located on, or the use of, the Properties shall at any time constitute legal non-conforming structures or uses. Ordinance or law limits shall be in an amount equal to the full replacement cost for the loss of value of the undamaged portion of the Properties and no less than 25% of the replacement cost for costs to demolish and the increased cost of construction, or in an amount otherwise specified by Lessor. Such insurance shall be in amounts not less than 100% of the full insurable replacement cost values (without deduction for depreciation), with an agreed amount endorsement or without any coinsurance provision, and with sublimits satisfactory to Lessor, as determined from time to time at Lessor’s request but not more frequently than once in any 12-month period.

(ii) Commercial general liability insurance, including products and completed operation liability, covering Lessor and Lessee against bodily injury liability, property damage liability and personal and advertising injury and liquor liability coverage, including without limitation any liability arising out of the ownership, maintenance, repair, condition or operation of every Property or adjoining ways, streets, parking lots or sidewalks. Such insurance policy or policies shall contain a broad form contractual liability endorsement under which the insurer agrees to insure Lessee’s obligations under Article X hereof to the extent insurable, and a “severability of interest” clause or endorsement which precludes the insurer from denying the claim of Lessee or Lessor because of the negligence or other acts of the other, shall be in amounts of not less than $1,000,000 per occurrence and aggregate per location for Commercial General Liability policy plus $2,000,000 Following Form Umbrella policy, or such higher limits as Lessor may reasonably require from time to time, and shall be of form and substance satisfactory to Lessor.

(iii) Workers’ compensation with statutorily mandated limits and and Employers Liability insurance in the amount of $1,000,000, covering all persons employed by Lessee on the Properties in connection with any work done on or about any of the Properties for which claims for death or bodily injury could be asserted against Lessor, Lessee or the Properties.

(iv) Business interruption insurance covering Lessee’s net profits and continuing expenses including Rental Value Insurance payable to Lessor at all locations for a period of not less than twelve (12) months. Such insurance is to follow the form of the real property “all risk” or “special form” coverage and is not to contain a co-insurance clause.

(v) Non-owned and hired car liability insurance for combined limits of liability of $1,000,000 per occurrence. The limits of liability can be provided in a combination of an automobile liability policy and an umbrella liability policy.

(vi) Comprehensive Boiler and Machinery Insurance or Equipment Breakdown against loss or damage from explosion of any steam or pressure boilers or similar apparatus (if there is a steam or pressure boiler on a Property), and other building equipment including HVAC units located in or about each Property and in an amount equal to the lesser of 25% of the 100% replacement cost of each Property or $5,000,000.

(vii) Such additional and/or other insurance and in such amounts as at the time is customarily carried by prudent owners or tenants with respect to improvements and personal property similar in character, location and use and occupancy to each Property.

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Master Lease Agreement

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(b) Insurance Provisions. All insurance policies shall:

(i) provide (A) for a waiver of subrogation by the insurer as to claims against Lessor, its employees and agents; (B) that the insurer shall not deny a claim and that such insurance cannot be unreasonably cancelled, invalidated or suspended on account of the conduct of Lessee, its officers, directors, employees or agents, or anyone acting for Lessee or any subtenant or other occupant of the Properties; and (C) that any losses otherwise payable thereunder shall be payable notwithstanding any act or omission of Lessor or Lessee which might, absent such provision, result in a forfeiture of all or a part of such insurance payment;

(ii) be primary and provide that any “other insurance” clause in the insurance policy shall exclude any policies of insurance maintained by Lessor and the insurance policy shall not be brought into contribution with insurance maintained by Lessor;

(iii) contain deductibles not to exceed $25,000;

(iv) contain a standard non-contributory mortgagee clause or endorsement in favor of any Lender designated by Lessor;

(v) provide that the policy of insurance shall not be terminated, cancelled or amended without at least thirty (30) days’ prior written notice to Lessor and to any Lender covered by any standard mortgagee clause or endorsement;

(vi) provide that the insurer shall not have the option to restore the Properties if Lessor elects to terminate this Lease in accordance with the terms hereof;

(vii) be in amounts sufficient at all times to satisfy any coinsurance requirements thereof;

(viii) except for workers’ compensation insurance referred to in Section 6.03(a)(iii) above, name Lessor and any Lessor Affiliate or Lender requested by Lessor, as an “additional insured” with respect to liability insurance, and as an “additional named insured” or “additional insured” with respect to real property and rental value insurance, as appropriate and as their interests may appear;

(ix) be evidenced by delivery to Lessor and any Lender designated by Lessor of an Acord Form 28 for property, business interruption and boiler & machinery coverage (or any other form requested by Lessor) and an Acord Form 25 for commercial general liability, workers’ compensation and umbrella coverage (or any other form requested by Lessor); provided that in the event that either such form is no longer available, such evidence of insurance shall be in a form reasonably satisfactory to Lessor and any Lender designated by Lessor; and

(x) be issued by insurance companies licensed to do business in the states where the Properties are located and which are rated no less than A-X by Best’s Insurance Guide or are otherwise approved by Lessor.

(c) Additional Obligations. It is expressly understood and agreed that (i) if any insurance required hereunder, or any part thereof, shall expire, be withdrawn, become void by breach of any condition thereof by Lessee, or become void or in jeopardy by reason of the failure or impairment of the capital of any insurer, Lessee shall immediately obtain new or additional insurance reasonably satisfactory to Lessor and any Lender designated by Lessor; (ii) the minimum limits of insurance coverage set forth in this Section 6.03 shall not limit the liability of Lessee for its acts or omissions as provided in this Lease; (iii) Lessee shall procure policies for all insurance for periods of not less than one year and shall provide to Lessor and any servicer or Lender of Lessor certificates of insurance or, upon Lessor’s request, duplicate originals of insurance policies evidencing that insurance satisfying the requirements of this Lease is in effect at all times; (iv) Lessee shall pay as they become due all premiums for the insurance required by this Section 6.03; and (v) in the event that Lessee fails to comply with any of the requirements set forth in this Section 6.03, within ten (10) days of the giving of written notice by Lessor to Lessee, (A) Lessor shall be entitled to procure such insurance; and (B) any sums expended by Lessor in procuring such insurance shall be Additional Rental and shall be repaid by Lessee, together with interest thereon at the Default Rate, from the time of payment by Lessor until fully paid by Lessee immediately upon written demand therefor by Lessor.

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Master Lease Agreement

4 Properties in KY and WV

File No. 7210 /02-629.1

(d) Blanket Policies. Notwithstanding anything to the contrary in this Section 6.03, any insurance which Lessee is required to obtain pursuant to this Section 6.03 may be carried under a “blanket” policy or policies covering other properties or liabilities of Lessee provided that such “blanket” policy or policies otherwise comply with the provisions of this Section 6.03.

(e) Insurance During Construction. Prior to a Property undergoing renovations, alterations, repairs or buildouts, Lessee shall cause the general contractor (or contractors) to provide a written indemnity agreement and certificates of insurance evidencing at least $2,000,000 per occurrence and $2,000,000 aggregate limit of liability insurance with additional insured coverage in favor of Lessor.

Section 6.04. Tax and Insurance Impound. Upon the occurrence of an Event of Default and with respect to each Event of Default, in addition to any other remedies, Lessor may require Lessee to pay to Lessor on the first day of each month the amount that Lessor reasonably estimates will be necessary in order to accumulate with Lessor sufficient funds in an impound account (which shall not be deemed a trust fund) (the “Reserve”) for Lessor to pay any and all real estate taxes (“Real Estate Taxes”) and insurance premiums (“Insurance Premiums”) for the Properties for the ensuing twelve (12) months, or, if due sooner, Lessee shall pay the required amount immediately upon Lessor’s demand therefor. Lessor shall, upon prior written request of Lessee, provide Lessee with evidence reasonably satisfactory to Lessee that payment of the Real Estate Taxes and Insurance Premiums was made in a timely fashion. In the event that the Reserve does not contain sufficient funds to timely pay any Real Estate Taxes or Insurance Premiums, upon Lessor’s written notification thereof, Lessee shall, within five (5) Business Days of such notice, provide funds to Lessor in the amount of such deficiency. Lessor shall pay or cause to be paid directly to the applicable taxing authorities and insurance company, as the case may be, any Real Estate Taxes and Insurance Premiums then due and payable for which there are funds in the Reserve; provided, however, that in no event shall Lessor be obligated to pay any Real Estate Taxes or Insurance Premiums in excess of the funds held in the Reserve, and Lessee shall remain liable for any and all Real Estate Taxes, including fines, penalties, interest or additional costs imposed by any taxing authority (unless incurred as a result of Lessor’s failure to timely pay Real Estate Taxes for which it had funds in the Reserve) and Insurance Premiums. Lessee shall cooperate fully with Lessor in assuring that the Real Estate Taxes and Insurance Premiums are timely paid. Lessor may deposit all Reserve funds in accounts insured by any federal or state agency and may commingle such funds with other funds and accounts of Lessor. Interest or other gains from such funds, if any, shall be the sole property of Lessor. Upon an Event of Default, in addition to any other remedies, Lessor may apply all impounded funds in the Reserve against any sums due from Lessee to Lessor. Lessor shall give to Lessee an annual accounting showing all credits and debits to and from such impounded funds received from Lessee.

ARTICLE VII

MAINTENANCE; ALTERATIONS

Section 7.01. Condition of Property; Maintenance. Lessee hereby accepts the Properties “AS IS” and “WHERE IS” with no representation or warranty of Lessor as to the condition thereof. Lessee shall, at its sole cost and expense, be responsible for (a) keeping all of the building, structures and improvements erected on each of the Properties in good order and repair, free from actual or constructive waste, including without limitation, the roof and the HVAC and other electrical and mechanical systems; (b) the repair or reconstruction of any building, structures or improvements erected on the Properties damaged or destroyed by a Casualty; (c) subject to Section 7.02, making all necessary structural, non-structural, exterior and interior repairs and replacements to any building, structures or improvements erected on the Properties; (d) operating, remodeling, updating and modernizing the Properties in accordance with those standards adopted from time to time on a system-wide basis for the Permitted Facilities; and (e) paying all operating costs of the Properties in the ordinary course of business. Lessee waives any right to require Lessor to maintain, repair or rebuild all or any part of the Properties or make repairs at the expense of Lessor pursuant to any Legal Requirements at any time in effect.

Section 7.02. Alterations and Improvements. During the Initial Term and any Renewal Term, Lessee shall not alter the exterior, structural, plumbing or electrical elements of the Properties in any manner without the consent of Lessor, which consent shall not be unreasonably withheld or conditioned; provided, however, Lessee may undertake nonstructural alterations to the Properties, individually, costing less than $25,000 without Lessor’s prior written consent. If Lessor’s consent is required hereunder and Lessor consents to the making of any such alterations, the same shall be made by Lessee at Lessee’s sole expense by a licensed contractor and according to plans and specifications approved by Lessor and subject to such other conditions as Lessor shall reasonably require. Any work at any time commenced by Lessee on the Properties shall be prosecuted diligently to completion, shall be of good workmanship and materials and shall comply fully with all the terms of this Lease and all Legal Requirements. Upon completion of any alterations individually costing $25,000 or more, Lessee shall promptly provide Lessor with evidence of full payment to all laborers and materialmen contributing to the alterations. Additionally, upon completion of any alterations, Lessee shall promptly provide Lessor with (a) an architect’s certificate certifying the alterations to have been completed in conformity with the plans and specifications (if the alterations are of such a nature as would require the issuance of such a certificate from the architect); (b) a certificate of occupancy (if the alterations are of such a nature as would require the issuance of a certificate of occupancy); and (c) any other documents or information reasonably requested by Lessor. Lessee shall keep the Properties free from any liens arising out of any work performed on, or materials furnished to, the Properties. Lessee shall execute and file or record, as appropriate, a “Notice of Non-Responsibility,” or any equivalent notice permitted under applicable law in the states where the Properties are located which provides that Lessor is not responsible for the payment of any costs or expenses relating to the additions or alterations. Any addition to or alteration of the Properties shall be deemed a part of the Properties and belong to Lessor, and Lessee shall execute and deliver to Lessor such instruments as Lessor may require to evidence the ownership by Lessor of such addition or alteration.

4817-7336-4078.5

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4 Properties in KY and WV

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Section 7.03. Encumbrances. During the Lease Term, Lessor shall have the right to grant easements on, over, under and above the Properties without the prior consent of Lessee, provided that such easements will not materially interfere with Lessee’s use of the Properties. Lessee shall comply with and perform all obligations of Lessor under all easements, declarations, covenants, restrictions and other items of record now or hereafter encumbering the Properties. Without Lessor’s prior written consent, Lessee shall not grant any easements on, over, under or above the Properties.

ARTICLE VIII

Use of the Properties; Compliance

Section 8.01. Use. During the Initial Term and any Renewal Term, except for the Permitted Subleases (defined and described in Section 14.05 below), each of the Properties shall be used solely for the operation of a Permitted Facility. Except during periods when a Property is untenantable due to Casualty or Condemnation (and provided that Lessee continues to strictly comply with the other terms and conditions of this Lease), Lessee shall at all times during the Initial Term and any Renewal Term occupy the Properties and shall diligently operate its business on the Properties.

Section 8.02. Alternative Use. Except for the Permitted Subleases, Lessee shall not, by itself or through any assignment, sublease or other type of transfer, convert any of the Properties to an alternative use during the Lease Term without Lessor’s prior written consent. In the event that Lessee shall change the use of the Properties or the concept or brand operated on the Properties, only as may be expressly permitted herein or consented to by Lessor in writing, Lessee shall provide Lessor with written notice of any such change and copies of the franchise agreement(s) related to such new concept or brand, if any.

Section 8.03. Compliance. Lessee’s use and occupation of each of the Properties, and the condition thereof, shall, at Lessee’s sole cost and expense, comply fully with all Legal Requirements and all restrictions, covenants and encumbrances of record, and any owner obligations under such Legal Requirements, or restrictions, covenants and encumbrances of record, with respect to the Properties, in either event, the failure with which to comply could have a Material Adverse Effect. Without in any way limiting the foregoing provisions, Lessee shall comply with all Legal Requirements relating to anti-terrorism, trade embargos, economic sanctions, Anti-Money Laundering Laws, and the Americans with Disabilities Act of 1990, as such act may be amended from time to time, and all regulations promulgated thereunder, as it affects the Properties now or hereafter in effect. Upon Lessor’s written request from time to time during the Initial Term and any Renewal Term, Lessee shall certify in writing to Lessor that Lessee’s representations, warranties and obligations under Section 5.08 and this Section 8.03 remain true and correct and have not been breached. Lessee shall immediately notify Lessor in writing if any of such representations, warranties or covenants are no longer true or have been breached or if Lessee has a reasonable basis to believe that they may no longer be true or have been breached. In connection with such an event, Lessee shall comply with all Legal Requirements and directives of Governmental Authorities and, at Lessor’s request, provide to Lessor copies of all notices, reports and other communications exchanged with, or received from, Governmental Authorities relating to such an event. Lessee shall also reimburse Lessor for all Costs incurred by Lessor in evaluating the effect of such an event on the Properties and this Lease, in obtaining any necessary license from Governmental Authorities as may be necessary for Lessor to enforce its rights under the Transaction Documents, and in complying with all Legal Requirements applicable to Lessor as the result of the existence of such an event and for any penalties or fines imposed upon Lessor as a result thereof. Lessee will use its best efforts to prevent any act or condition to exist on or about the Properties which will materially increase any insurance rate thereon, except when such acts are required in the normal course of its business and Lessee shall pay for such increase. Lessee agrees that it will defend, indemnify and hold harmless the Indemnified Parties from and against any and all Losses caused by, incurred or resulting from Lessee’s failure to comply with its obligations under this Section.

Section 8.04. Environmental.

(a) Representations and Warranties. Lessee represents and warrants to Lessor, which representations and warranties shall survive the execution and delivery of this Lease, as follows:

(i) The Properties and Lessee are not in violation of or subject to, any pending or, to Lessee’s actual knowledge, threatened investigation or inquiry by any Governmental Authority or to any remedial obligations under any Environmental Laws that could have a Material Adverse Effect, nor has Lessee received any written or oral notice or other communication from any Person (including but not limited to a Governmental Authority) with respect to any Property relating to (A) Hazardous Materials, Regulated Substances or USTs, or Remediation thereof; (B) possible liability of any Person pursuant to any Environmental Law; (C) other environmental conditions; or (D) any actual or potential administrative or judicial proceedings in connection with any of the foregoing that could have a Material Adverse Effect. The foregoing representations and warranties would continue to be true and correct following disclosure to the applicable Governmental Authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Properties.

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(ii) (A) All uses and operations on or of the Properties, whether by Lessee or, to Lessee’s knowledge, any other Person, have been in compliance with all Environmental Laws and environmental permits issued pursuant thereto; (B) there have been no Releases in, on, under or from any of the Properties, or, to Lessee’s knowledge, from other property migrating toward any of the Properties, except in Permitted Amounts; (C) there are no Hazardous Materials, Regulated Substances or USTs in, on, or under any of the Properties, except in Permitted Amounts; (D) the Properties have been kept free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law (the “Environmental Liens”) or activity use limitations; and (E) Lessee has not allowed any other tenant or other user of the Properties to do any act that materially increased the dangers to human health or the environment, posed an unreasonable risk of harm to any Person (whether on or off any of the Properties), impaired the value of any of the Properties in any material respect, is contrary to any requirement set forth in the insurance policies maintained by Lessor, constituted a public or private nuisance, constituted waste, or violated any covenant, condition, agreement or easement applicable to any of the Properties.

(b) Covenants.

(i) Lessee covenants to Lessor during the Lease Term, subject to the limitations of subsection (ii) below, as follows:

(A) The Properties and Lessee shall not be (1) in violation of any Remediation required by any Governmental Authority, or (2) subject to any Remediation obligations under any Environmental Laws. Lessee shall not be in violation of any investigation or inquiry by any Governmental Authority.

(B) All uses and operations on or of the Properties, whether by Lessee or any other Person, shall be in compliance with all Environmental Laws and permits issued pursuant thereto.

(C) There shall be no Releases in, on, under or from the Properties, except in Permitted Amounts.

(D) There shall be no Hazardous Materials or Regulated Substances in, on or under the Properties, except in Permitted Amounts. Above and below ground storage tanks shall be properly permitted and only used as permitted.

(E) Lessee shall keep the Properties or cause the Properties to be kept free and clear of all Environmental Liens, whether due to any act or omission of Lessee or any other Person.

(F) Lessee shall not act or fail to act or allow any other tenant, occupant, guest, customer or other user of the Properties to act or fail to act in any way that (1) materially increases a risk to human health or the environment, (2)  poses an unreasonable or unacceptable risk of harm to any Person or the environment (whether on or off any of the Properties), (3) has a Material Adverse Effect, (4) is contrary to any material requirement set forth in the insurance policies maintained by Lessee, (5) constitutes a public or private nuisance or constitutes waste, (6) violates any covenant, condition, agreement or easement applicable to the Properties, or (7) would result in any reopening or reconsideration of any prior investigation or causes a new investigation by a Governmental Authority having jurisdiction over any Property.

(G) Lessee shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Properties as may be reasonably requested by Lessor (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lessor the reports and other results thereof, and Lessor and the other Indemnified Parties shall be entitled to rely on such reports and other results thereof.

(H) Lessee shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to this Section 8.04, including but not limited to providing all relevant information and making knowledgeable persons available for interviews.

(ii) Notwithstanding any provision of this Lease to the contrary, an Event of Default shall not be deemed to have occurred as a result of the failure of Lessee to satisfy any one or more of the covenants set forth in subsections (A) through (F) above provided that Lessee shall be in compliance with the requirements of any Governmental Authority with respect to the Remediation of any Release at the Properties.

4817-7336-4078.5

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(c) Notification Requirements. Lessee shall immediately notify Lessor in writing upon Lessee obtaining actual knowledge of (i) any Releases or Threatened Releases in, on, under or from any of the Properties other than in Permitted Amounts, or migrating towards any of the Properties; (ii) any non-compliance with any Environmental Laws related in any way to any of the Properties; (iii) any actual or potential Environmental Lien or activity use limitation; (iv) any required or proposed Remediation of environmental conditions relating to any of the Properties required by applicable Governmental Authorities; and (v) any written or oral notice or other communication of which Lessee becomes aware from any source whatsoever (including but not limited to a Governmental Authority) relating in any way to Hazardous Materials, Regulated Substances or above or below ground storage tanks, or Remediation thereof at or on any of the Properties, other than in Permitted Amounts, possible liability of any Person relating to any of the Properties pursuant to any Environmental Law, other environmental conditions in connection with any of the Properties, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Section. Lessee shall, upon Lessor’s written request, deliver to Lessor a certificate stating that Lessee is and has been in full compliance with all of the environmental representations, warranties and covenants in this Lease.

(d) Remediation. Lessee shall, at its sole cost and expense, and without limiting any other provision of this Lease, effectuate any Remediation required by any Governmental Authority of any condition (including, but not limited to, a Release or Threatened Release) in, on, under or from the Properties and take any other reasonable action deemed necessary by any Governmental Authority for protection of human health or the environment with respect to any matter which arises or accrues prior to the later of (i) the expiration or sooner termination of the Lease Term (including any Renewal Terms), or (ii) the date that Lessee vacates the Properties. Should Lessee fail to undertake any required Remediation in accordance with the preceding sentence, Lessor, after written notice to Lessee and Lessee’s failure to immediately undertake such Remediation, shall be permitted to complete such Remediation, and all Costs incurred in connection therewith shall be paid by Lessee. Any Cost so paid by Lessor, together with interest at the Default Rate, shall be deemed to be Additional Rental hereunder and shall be immediately due from Lessee to Lessor.

(e) Indemnification. Lessee shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless each of the Indemnified Parties from and against any and all Losses, including, but not limited to, all Costs of Remediation (whether or not performed voluntarily, arising out of or in any way relating to any Environmental Laws, Hazardous Materials, Regulated Substances, above or below ground storage tanks, or other environmental matters concerning the Properties which arise or accrue prior to the later of (i) the expiration or sooner termination of the Lease Term (including any Renewal Terms), or (ii) the date that Lessee vacates the Properties. It is expressly understood and agreed that Lessee’s obligations under this Section shall survive the expiration or earlier termination of this Lease for any reason.

(f) Right of Entry. Lessor and any other Person designated by Lessor, including but not limited to, any receiver, any representative of a Governmental Authority, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Properties at all reasonable times (including, without limitation, in connection with the exercise of any remedies set forth in this Lease) to assess any and all aspects of the environmental condition of any Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lessor’s sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Lessee shall cooperate with and provide access to Lessor and any other Person designated by Lessor. Any such assessment or investigation shall be at Lessee’s sole cost and expense.

(g) Inspections. At its sole cost and expense, Lessee shall have the Properties inspected as may be required by any Environmental Law for seepage, spillage and other environmental concerns. Lessee shall maintain and monitor all above and below ground storage tanks in accordance with all Environmental Laws. Lessee shall provide Lessor with written certified results of all inspections performed on the Properties. All costs and expenses associated with the inspection, preparation and certification of results, as well as those associated with any corrective action, shall be paid by Lessee. All inspections and tests performed on the Properties shall be in compliance with all Environmental Laws.

(h) UST Compliance. Lessee shall comply or cause the compliance with all applicable federal, state and local regulations and requirements regarding above and below ground storage tanks, including, without limitation, any of such regulations or requirements which impose (i) technical standards, including, without limitation, performance, leak prevention, leak detection, notification reporting and recordkeeping; (ii) corrective action with respect to confirmed and suspected Releases; and (iii) financial responsibility for the payment of costs of corrective action and compensation to third parties for injury and damage resulting from Releases. Lessee shall immediately notify Lessor, in writing, of (A) the presence on or under the Properties, or the Release from any above or below ground storage tank on, above or under the Properties, of any Hazardous Materials or Regulated Substances, apparent or real; and (B) any and all enforcement, clean-up, remedial, removal or other governmental or regulatory actions threatened, instituted or completed pursuant to any of the Environmental Laws affecting the Properties. Upon any such Release from any USTs on, above or under the Properties of any Hazardous Materials or Regulated Substances, Lessee shall immediately remedy such situation in accordance with all Environmental Laws and any request of Lessor. Should Lessee fail to remedy or cause the remedy of such situation in accordance with all Environmental Laws, Lessor shall be permitted to take such actions in its sole discretion to remedy such situation and all Costs incurred in connection therewith, together with interest at the Default Rate, will be paid by Lessee.

(i) Survival. The obligations of Lessee and the rights and remedies of Lessor under this Section 8.04 shall survive the termination, expiration and/or release of this Lease.

4817-7336-4078.5

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ARTICLE IX

additional COVENANTS

Section 9.01. Performance at Lessee’s Expense. Lessee acknowledges and confirms that Lessor may impose reasonable administrative, processing or servicing fees, and collect its reasonable attorneys’ fees, costs and expenses in connection with (a) any extension, renewal, modification, amendment and termination of this Lease that is not pursuant to the existing terms and conditions of this Lease and is being carried out upon Lessee’s request; (b) any release or substitution of Properties made at Lessee’s request; (c) the procurement of consents, waivers and approvals with respect to the Properties or any matter related to this Lease; (d) the review of any assignment or sublease or proposed assignment or sublease or the preparation or review of any subordination or non-disturbance agreement; (e) the collection, maintenance and/or disbursement of reserves created under this Lease or the other Transaction Documents; and (f) inspections required to make certain determinations under this Lease or the other Transaction Documents.

Section 9.02. Inspection. Lessor and its authorized representatives shall have the right, at all reasonable times and upon giving reasonable prior notice (except in the event of an emergency, in which case no prior notice shall be required), to enter the Properties or any part thereof and inspect the same. Lessee hereby waives any claim for damages for any injury or inconvenience to or interference with Lessee’s business, any loss of occupancy or quiet enjoyment of the Properties and any other loss occasioned by such entry, but, subject to Section 10.01, excluding damages arising as a result of the negligence or intentional misconduct of Lessor.

Section 9.03. Financial Information.

(a) Financial Statements. Within forty five (45) days after the end of each fiscal quarter and within one hundred twenty (120) days after the end of each fiscal year of Lessee and Lessee Entities, Lessee shall deliver to Lessor (i) complete consolidated financial statements that consolidate Lessee and Lessee Entities, including a balance sheet, profit and loss statement, statement of stockholders' equity and statement of cash flows and all other related schedules for the fiscal period then ended, such statements to detail separately interest expense, income taxes, non-cash expenses, non-recurring expenses, operating lease expense and current portion of long-term debt – capital leases; (ii) income statements for the business at each of the Properties; and (iii) the supplemental financial information set forth on Schedule 9.03. All such financial statements shall be prepared in accordance with GAAP, and shall be certified to be accurate and complete by an officer or director of each Lessee Entity. In the event that Lessee’s business at the Properties is ordinarily consolidated with other business for financial statements purposes, a separate profit and loss statement shall be provided showing separately the sales, profits and losses pertaining to each Property with interest expense, income taxes, non-cash expenses, non-recurring expenses and operating lease expense (rent), with the basis for allocation of overhead or other charges being clearly set forth in accordance with Schedule 9.03. The financial statements delivered to Lessor need not be audited, but Lessee shall deliver to Lessor copies of any audited financial statements of the Lessee Entities which may be prepared, as soon as they are available. Within thirty (30) days after the end of each fiscal year of Lessee, and upon prior written request by Lessor, Lessee shall deliver such compliance certificate to Lessor as Lessor may reasonably require in order to establish that Lessee is in compliance with all of its obligations, duties and covenants under this Lease.

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(b) Other Information. Notwithstanding any provision contained herein, upon request at any time, Lessee will provide to Lessor any and all financial information and/or financial statements of Lessee Entities (and in the form or forms) as reasonably requested by Lessor including, but not limited to, as requested by Lessor in connection with Lessor's filings with or disclosures to any Governmental Authority, including, without limitation, the financial statements required in connection with Securities and Exchange Commission filings by Lessor or its Affiliates.

Section 9.04. OFAC Laws. Upon receipt of notice or upon actual knowledge thereof, Lessee shall immediately notify Lessor in writing if any Person owning (directly or indirectly) any interest in any of the Lessee Entities, or any director, officer, shareholder, member, manager or partner of any of such holders is a Person whose property or interests are subject to being blocked under any of the OFAC Laws, or is otherwise in violation of any of the OFAC Laws, or is under investigation by any Governmental Authority for, or has been charged with, or convicted of, drug trafficking, terrorist-related activities or any violation of the Anti-Money Laundering Laws, has been assessed civil penalties under these or related laws, or has had funds seized or forfeited in an action under these or related laws; provided, however, that the covenant in this Section 9.04 shall not apply to any Person to the extent such Person’s interest is in or through a U.S. Publicly Traded Entity.

Section 9.05. Estoppel Certificate. At any time, and from time to time, Lessee shall, promptly and in no event later than ten (10) days after a request from Lessor or any Lender or mortgagee of Lessor, execute, acknowledge and deliver to Lessor or such Lender or mortgagee, as the case may be, a certificate in the form supplied by Lessor, certifying: (a) that Lessee has accepted the Properties; (b) that this Lease is in full force and effect and has not been modified (or if modified, setting forth all modifications), or, if this Lease is not in full force and effect, the certificate shall so specify the reasons therefor; (c) the commencement and expiration dates of the Initial Term or any Renewal Term; (d) the date to which the Rentals have been paid under this Lease and the amount thereof then payable; (e) whether there are then any existing defaults by Lessor in the performance of its obligations under this Lease, and, if there are any such defaults, specifying the nature and extent thereof; (f) that no notice has been received by Lessee of any default under this Lease which has not been cured, except as to defaults specified in the certificate; (g) the capacity of the Person executing such certificate, and that such Person is duly authorized to execute the same on behalf of Lessee; (h) that neither Lessor nor any Lender or mortgagee has actual involvement in the management or control of decision making related to the operational aspects or the day-to-day operation of the Properties, including any handling or disposal of Hazardous Materials or Regulated Substances; and (i) any other information reasonably requested by Lessor or any Lender or mortgagee, as the case may be. If Lessee shall fail or refuse to sign a certificate in accordance with the provisions of this Section within ten (10) days following a request by Lessor, Lessee irrevocably constitutes and appoints Lessor as its attorney-in-fact to execute and deliver the certificate to any such third party, it being stipulated that such power of attorney is coupled with an interest and is irrevocable and binding.

ARTICLE X

RELEASE AND Indemnification

Section 10.01. Release and Indemnification. Lessee agrees to use and occupy the Properties at its own risk and hereby releases Lessor and Lessor’s agents and employees from all claims for any damage or injury to the full extent permitted by law (except to the extent such claims for any damage or injury are caused by Lessor’s gross negligence or willful misconduct). Lessee agrees that Lessor shall not be responsible or liable to Lessee or Lessee’s employees, agents, customers, licensees or invitees for bodily injury, personal injury or property damage occasioned by the acts or omissions of any other lessee or any other Person. Lessee agrees that any employee or agent to whom the Properties or any part thereof shall be entrusted by or on behalf of Lessee shall be acting as Lessee’s agent with respect to the Properties or any part thereof, and neither Lessor nor Lessor’s agents, employees or contractors shall be liable for any loss of or damage to the Properties or any part thereof, except to the extent caused by Lessor’s gross negligence or willful misconduct. Lessee shall indemnify, protect, defend and hold harmless each of the Indemnified Parties from and against any and all Losses (excluding Losses suffered by an Indemnified Party arising out of the gross negligence or willful misconduct of such Indemnified Party; provided, however, that the term “gross negligence” shall not include gross negligence imputed as a matter of law to any of the Indemnified Parties solely by reason of Lessor’s interest in any Property or Lessor’s failure to act in respect of matters which are or were the obligation of Lessee under this Lease) caused by, incurred or resulting from Lessee’s operations or by Lessee’s use and occupancy of the Properties, whether relating to its original design or construction, latent defects, alteration, maintenance, use by Lessee or any Person thereon, supervision or otherwise, or from any breach of, default under, or failure to perform, any term or provision of this Lease by Lessee, its officers, employees, agents or other Persons. It is expressly understood and agreed that Lessee’s obligations under this Section shall survive the expiration or earlier termination of this Lease for any reason whatsoever.

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ARTICLE XI

Condemnation and Casualty

Section 11.01. Notification. Lessee shall promptly give Lessor written notice of (a) any Condemnation of any of the Properties, (b) the commencement of any proceedings or negotiations which might result in a Condemnation of any of the Properties, and (c) any Casualty to any of the Properties or any part thereof. Such notice shall provide a general description of the nature and extent of such Condemnation, proceedings, negotiations or Casualty, and shall include copies of any documents or notices received in connection therewith. Thereafter, Lessee shall promptly send Lessor copies of all notices, correspondence and pleadings relating to any such Condemnation, proceedings, negotiations or Casualty.

Section 11.02. Total Condemnation. In the event of a Condemnation of all or substantially all of any Property, including a Condemnation (other than a Temporary Taking) of any portion of the Property that materially and adversely affects Lessee’s ability to use the portion of the Property remaining after such Condemnation as a Permitted Facility, as determined by Lessee in the exercise of good faith business judgment (and Lessee provides to Lessor an officer’s certificate executed by an officer of Lessee certifying to the same) (each such event, a “Total Condemnation”), then, in such event:

(a) Termination of Lease. On the date of the Total Condemnation, all obligations of either party hereunder with respect to the applicable Property shall cease and the Base Annual Rental shall be reduced as set forth in Section 11.03(e) below; provided, however, that Lessee’s obligations to the Indemnified Parties under any indemnification provisions of this Lease with respect to such Property and Lessee’s obligation to pay Rental and all other Monetary Obligations (whether payable to Lessor or a third party) accruing under this Lease with respect to such Property prior to the date of termination shall survive such termination. If the date of such Total Condemnation is other than the first day of a month, the Base Monthly Rental for the month in which such Total Condemnation occurs shall be apportioned based on the date of the Total Condemnation.

(b) Net Award. Lessor shall be entitled to receive the entire Net Award in connection with a Total Condemnation without deduction for any estate vested in Lessee by this Lease, and Lessee hereby expressly assigns to Lessor all of its right, title and interest in and to every such Net Award and agrees that Lessee shall not be entitled to any Net Award or other payment for the value of Lessee’s leasehold interest in this Lease

Section 11.03. Partial Condemnation or Casualty. In the event of a Condemnation which is not a Total Condemnation (each such event, a “Partial Condemnation”), or in the event of a Casualty:

(a) Net Awards. All Net Awards shall be paid to Lessor.

(b) Lessor Election To Continue or Terminate Lease. Lessor shall have the sole, absolute and exclusive option, (i) subject to the right of Lessee to elect otherwise as set forth in subsection (c) below, to terminate this Lease with respect to the applicable Property affected, by notifying Lessee in writing within thirty (30) days after Lessee gives Lessor notice (A) of such Partial Condemnation or Casualty, or (B) that title has vested in the condemning authority; or (ii) to continue this Lease in effect, which election shall be evidenced by either a notice from Lessor to Lessee, or Lessor’s failure to notify Lessee in writing that Lessor has elected to terminate this Lease with respect to such Property within such thirty (30)-day period. Lessee shall have a period of sixty (60) days after receipt of Lessor’s notice to terminate referenced above during which to elect, despite such Lessor notice of termination, to continue this Lease with respect to such Property on the terms herein provided.

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(c) Continuance of Lease. If Lessor elects not to terminate this Lease, or if Lessor elects to terminate this Lease with respect to such Property but Lessee elects to continue this Lease with respect to such Property, then this Lease shall continue in full force and effect upon the following terms:

(i) All Rental and other Monetary Obligations due under this Lease shall continue unabated.

(ii) Lessee shall promptly commence and diligently prosecute restoration of such Property to the same condition, as nearly as practicable, as prior to such Partial Condemnation or Casualty as approved by Lessor. Subject to the terms and provisions of the Mortgages and upon the written request of Lessee (accompanied by evidence reasonably satisfactory to Lessor that such amount has been paid or is due and payable and is properly part of such costs, and that Lessee has complied with the terms of Section 7.02 in connection with the restoration), Lessor shall promptly make available in installments, subject to reasonable conditions for disbursement imposed by Lessor, an amount up to but not exceeding the amount of any Net Award received by Lessor with respect to such Partial Condemnation or Casualty. Prior to the disbursement of any portion of the Net Award with respect to a Casualty, Lessee shall provide evidence reasonably satisfactory to Lessor of the payment of restoration expenses by Lessee up to the amount of the insurance deductible applicable to such Casualty. Lessor shall be entitled to keep any portion of the Net Award which may be in excess of the cost of restoration, and Lessee shall bear all additional Costs of such restoration in excess of the Net Award.

(d) No Continuance of Lease. If Lessor elects to terminate this Lease pursuant to Subsection (b) above and if Lessee does not elect to continue this Lease with respect to such Property or shall fail during such sixty (60) day period to notify Lessor of Lessee’s intent to continue this Lease with respect to such Property, then this Lease shall terminate with respect to such Property as of the last day of the month during which such sixty (60) day period expired. Lessee shall vacate and surrender such Property by such termination date, in accordance with the provisions of this Lease, and on the termination date, all obligations of either party hereunder with respect to such Property shall cease and the Base Annual Rental shall be reduced as set forth in Section 11.03(e) below; provided, however, Lessee’s obligations to the Indemnified Parties under any indemnification provisions of this Lease with respect to such Property and Lessee’s obligations to pay Rental and all other Monetary Obligations (whether payable to Lessor or a third party) accruing under this Lease with respect to such Property prior to the date of termination shall survive such termination. In such event, Lessor may retain all Net Awards related to the Partial Condemnation or Casualty, and Lessee shall immediately pay Lessor an amount equal to the insurance deductible applicable to any Casualty.

(e) Rental. Upon removal of a Property pursuant to Section 11.02 or Section 11.03, the Base Annual Rental shall be reduced by an amount equal to the Lease Rate multiplied by the Net Award.

Section 11.04. Temporary Taking. In the event of a Condemnation of all or any part of any Property for a temporary use (a “Temporary Taking”), this Lease shall remain in full force and effect without any reduction of Base Annual Rental, Additional Rental or any other Monetary Obligation payable hereunder. Except as provided below and subject to the terms and provisions of the Mortgages, Lessee shall be entitled to the entire Net Award for a Temporary Taking, unless the period of occupation and use by the condemning authorities shall extend beyond the date of expiration of this Lease, in which event the Net Award made for such Temporary Taking shall be apportioned between Lessor and Lessee as of the date of such expiration. At the termination of any such Temporary Taking, Lessee will, at its own cost and expense and pursuant to the provisions of Section 7.02, promptly commence and complete restoration of such Property.

Section 11.05. Adjustment of Losses. Any loss under any property damage insurance required to be maintained by Lessee shall be adjusted by Lessor and Lessee. Subject to the terms and provisions of the Mortgages, any Net Award relating to a Total Condemnation or a Partial Condemnation shall be adjusted by Lessor or, at Lessor’s election, Lessee. Notwithstanding the foregoing or any other provisions of this Section 11.05 to the contrary, but subject to the terms and provisions of the Mortgages, if at the time of any Condemnation or any Casualty or at any time thereafter an Event of Default shall have occurred and be continuing, Lessor is hereby authorized and empowered but shall not be obligated, in the name and on behalf of Lessee and otherwise, to file and prosecute Lessee’s claim, if any, for a Net Award on account of such Condemnation or such Casualty and to collect such Net Award and apply the same to the curing of such Event of Default and any other then existing Event of Default under this Lease and/or to the payment of any amounts owed by Lessee to Lessor under this Lease, in such order, priority and proportions as Lessor in its discretion shall deem proper.

Section 11.06. Lessee Obligation in Event of Casualty. During all periods of time following a Casualty, Lessee shall take reasonable steps to ensure that the related Property is secure and does not pose any risk of harm to any adjoining property and Persons (including owners or occupants of such adjoining property).

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Section 11.07. Lessee Awards and Payments. Notwithstanding any provision contained in this Article XI, Lessee shall be entitled to claim and receive any award or payment from the condemning authority expressly granted for the taking of any personal property owned by Lessee, any insurance proceeds with respect to any personal property owned by Lessee, the interruption of its business and moving expenses (subject, however, to the provisions of Section 6.03(a)(iv) above), but only if such claim or award does not adversely affect or interfere with the prosecution of Lessor’s claim for the Condemnation or Casualty, or otherwise reduce the amount recoverable by Lessor for the Condemnation or Casualty.

ARTICLE XII

Default, Conditional Limitations,
Remedies and Measure of Damages

Section 12.01. Event of Default. Each of the following shall be an event of default by Lessee under this Lease (each, an “Event of Default”):

(a) if any representation or warranty of Lessee set forth in this Lease is false in any material respect when made, or if Lessee renders any false statement or account when made;

(b) if any Rental or other Monetary Obligation due under this Lease is not paid when due and such failure continues for more than five (5) days after written notice from Lessor; provided, however, Lessor shall only be required to provide such notice and cure period twice in any twelve (12) month period; and further provided, however, that in the event that Lessee pays Rental by Automated Clearing House transfer pursuant to Section 4.05 above, any delay in the payment of Rental as a result of a technical error in the Automated Clearing House transfer process caused by Lessor’s bank or servicer shall not constitute an Event of Default hereunder;

(c) if Lessee fails to pay, prior to delinquency, any taxes, assessments or other charges the failure of which to pay will result in the imposition of a lien against any of the Properties;

(d) if there is an Insolvency Event affecting Lessee or any Guarantor;

(e) if Lessee vacates or abandons any Property;

(f) if Lessee fails to observe or perform any of the other covenants, conditions or obligations of Lessee in this Lease that are not addressed in the other subsections of this Section 12.01 and such failure continues for more than ten (10) days after written notice from Lessor; provided, however, if any such failure does not involve the payment of any Monetary Obligation, is not willful or intentional, does not place any Property or any rights or property of Lessor in immediate jeopardy, and is within the reasonable power of Lessee to promptly cure, all as determined by Lessor in its reasonable discretion, then such failure shall not constitute an Event of Default hereunder, unless otherwise expressly provided herein, unless and until Lessor shall have given Lessee notice thereof and a period of thirty (30) days shall have elapsed, during which period Lessee may correct or cure such failure, upon failure of which an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required. If such failure cannot reasonably be cured within such thirty (30)-day period, as determined by Lessor in its reasonable discretion, and Lessee is diligently pursuing a cure of such failure, then Lessee shall have a reasonable period to cure such failure beyond such thirty (30)-day period, which shall in no event exceed ninety (90) days after receiving notice of such failure from Lessor. If Lessee shall fail to correct or cure such failure within such ninety (90)-day period, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required;

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(g) if a final, nonappealable judgment is rendered by a court against Lessee which has a Material Adverse Effect;

(h) if Lessee shall be liquidated or dissolved or shall begin proceedings towards its liquidation or dissolution;

(i) if the estate or interest of Lessee in any of the Properties shall be levied upon or attached in any proceeding and such estate or interest is about to be sold or transferred or such process shall not be vacated or discharged within ninety (90) days after it is made; or

(j) if there is an “Event of Default” or other breach or default by Lessee or Guarantor under any of the other Transaction Documents or any Other Agreement, after the passage of all applicable notice and cure or grace periods; provided, however, in the event that this Lease has been the subject of a Securitization and any Other Agreement has not been the subject of the same Securitization or any series relating to such Securitization, an “Event of Default” under such Other Agreement shall not constitute an Event of Default under this Lease.

Section 12.02. Remedies. Upon the occurrence of an Event of Default, with or without notice or demand, except as otherwise expressly provided herein or such other notice as may be required by statute and cannot be waived by Lessee, Lessor shall be entitled to exercise, at its option, concurrently, successively, or in any combination, all remedies available at law or in equity, including, without limitation, any one or more of the following:

(a) to terminate this Lease, whereupon Lessee’s right to possession of the Properties shall cease and this Lease, except as to Lessee’s liability, shall be terminated;

(b) to the extent not prohibited by applicable law, to (i) re-enter and take possession of the Properties (or any part thereof), any or all personal property or fixtures of Lessee upon the Properties and, to the extent permissible, all permits and other rights or privileges of Lessee pertaining to the use and operation of the Properties, and (ii) expel Lessee and those claiming under or through Lessee, without being deemed guilty in any manner of trespass or becoming liable for any loss or damage resulting therefrom, without resort to legal or judicial process, procedure or action. No notice from Lessor hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Lessor to terminate this Lease unless such notice specifically so states. If Lessee shall, after default, voluntarily give up possession of the Properties to Lessor, deliver to Lessor or its agents the keys to the Properties, or both, such actions shall be deemed to be in compliance with Lessor’s rights and the acceptance thereof by Lessor or its agents shall not be deemed to constitute a termination of the Lease. Lessor reserves the right following any re-entry and/or reletting to exercise its right to terminate this Lease by giving Lessee written notice thereof, in which event this Lease will terminate;

(c) to bring an action against Lessee for any damages sustained by Lessor or any equitable relief available to Lessor and to the extent not prohibited by applicable law, to seize all personal property or fixtures upon the Properties which Lessee owns or in which it has an interest, in which Lessor shall have a landlord’s lien and/or security interest, and to dispose thereof in accordance with the laws prevailing at the time and place of such seizure or to remove all or any portion of such property and cause the same to be stored in a public warehouse or elsewhere at Lessee’s sole expense, without becoming liable for any loss or damage resulting therefrom and without resorting to legal or judicial process, procedure or action;

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(d) to relet the Properties or any part thereof for such term or terms (including a term which extends beyond the original Lease Term), at such rentals and upon such other terms as Lessor, in its sole discretion, may determine, with all proceeds received from such reletting being applied to the Rental and other Monetary Obligations due from Lessee in such order as Lessor may, in its sole discretion, determine, which other Monetary Obligations include, without limitation, all repossession costs, brokerage commissions, attorneys’ fees and expenses, alteration, remodeling and repair costs and expenses of preparing for such reletting. Except to the extent required by applicable Law, Lessor shall have no obligation to relet the Properties or any part thereof and shall in no event be liable for refusal or failure to relet the Properties or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon such reletting, and no such refusal or failure shall operate to relieve Lessee of any liability under this Lease or otherwise to affect any such liability. Lessor reserves the right following any re-entry and/or reletting to exercise its right to terminate this Lease by giving Lessee written notice thereof, in which event this Lease will terminate as specified in said notice;

(e) to accelerate and recover from Lessee all Rental and other Monetary Obligations due and owing and scheduled to become due and owing under this Lease both before and after the date of such breach for the entire original scheduled Lease Term;

(f) to recover from Lessee all Costs paid or incurred by Lessor as a result of such breach, regardless of whether or not legal proceedings are actually commenced;

(g) to immediately or at any time thereafter, and with or without notice, at Lessor’s sole option but without any obligation to do so, correct such breach or default and charge Lessee all Costs incurred by Lessor therein. Any sum or sums so paid by Lessor, together with interest at the Default Rate, shall be deemed to be Additional Rental hereunder and shall be immediately due from Lessee to Lessor. Any such acts by Lessor in correcting Lessee’s breaches or defaults hereunder shall not be deemed to cure said breaches or defaults or constitute any waiver of Lessor’s right to exercise any or all remedies set forth herein;

(h) to immediately or at any time thereafter, and with or without notice, except as required herein, set off any money of Lessee held by Lessor under this Lease or any other Transaction Document or any Other Agreement against any sum owing by Lessee hereunder;

(i) Without limiting the generality of the foregoing or limiting in any way the rights of Lessor under this Lease or otherwise under applicable Laws, at any time after the occurrence, and during the continuance, of an Event of Default, Lessor shall be entitled to apply for and have a receiver appointed under applicable Law by a court of competent jurisdiction (by ex parte motion for appointment without notice) in any action taken by Lessor to enforce its rights and remedies hereunder in order to protect and preserve Lessor’s interest under this Lease or in the Properties and the Personalty, and in connection therewith, LESSEE HEREBY IRREVOCABLY CONSENTS TO AND WAIVES ANY RIGHT TO OBJECT TO OR OTHERWISE CONTEST THE APPOINTMENT OF A RECEIVER AFTER THE OCCURRENCE, AND DURING THE CONTINUANCE, OF AN EVENT OF DEFAULT; and/or

(j) to seek any equitable relief available to Lessor, including, without limitation, the right of specific performance.

Section 12.03. Cumulative Remedies. All powers and remedies given by Section 12.02 to Lessor, subject to applicable Law, shall be cumulative and not exclusive of one another or of any other right or remedy or of any other powers and remedies available to Lessor under this Lease, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements of Lessee contained in this Lease, and no delay or omission of Lessor to exercise any right or power accruing upon the occurrence of any Event of Default shall impair any other or subsequent Event of Default or impair any rights or remedies consequent thereto. Every power and remedy given by this Section or by Law to Lessor may be exercised from time to time, and as often as may be deemed expedient, by Lessor, subject at all times to Lessor’s right in its sole judgment to discontinue any work commenced by Lessor or change any course of action undertaken by Lessor.

Section 12.04. Lessee Waiver. Lessee hereby expressly waives, for itself and all Persons claiming by, through and under Lessee, including creditors of all kinds, (a) any right and privilege which Lessee has under any present or future Legal Requirements to redeem the Properties or to have a continuance of this Lease for the Lease Term after termination of Lessee’s right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease; (b) the benefits of any present or future Legal Requirement that exempts property from liability for debt or for distress for rent; (c) any present or future Legal Requirement relating to notice or delay in levy of execution in case of eviction of a tenant for nonpayment of rent; and (d) any benefits and lien rights which may arise pursuant to any present or future Legal Requirement.

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ARTICLE XIII

Mortgage, Subordination and Attornment

Section 13.01. No Liens. Lessor’s interest in this Lease and/or the Properties shall not be subordinate to any liens or encumbrances placed upon the Properties by or resulting from any act of Lessee, and nothing herein contained shall be construed to require such subordination by Lessor. NOTICE IS HEREBY GIVEN THAT LESSEE IS NOT AUTHORIZED TO PLACE OR ALLOW TO BE PLACED ANY LIEN, MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT, SECURITY INTEREST OR ENCUMBRANCE OF ANY KIND UPON ALL OR ANY PART OF THE PROPERTIES OR LESSEE’S LEASEHOLD INTEREST THEREIN, AND ANY SUCH PURPORTED TRANSACTION SHALL BE VOID.

Section 13.02. Subordination. This Lease at all times shall automatically be subordinate to the lien of any and all ground leases and Mortgages now or hereafter placed upon any of the Properties by Lessor, and Lessee covenants and agrees to execute and deliver, upon demand, such further instruments subordinating this Lease to the lien of any or all such ground leases and Mortgages as shall be desired by Lessor, or any present or proposed mortgagees under trust deeds, upon the condition that Lessee shall have the right to remain in possession of the Properties under the terms of this Lease, notwithstanding any default in any or all such ground leases or Mortgages, or after the foreclosure of any such Mortgages, so long as no Event of Default shall have occurred and be continuing. Upon Lessee’s written request, Lessor agrees to use its commercially reasonable efforts to provide Lessee with a SNDA executed by each Lender holding a Mortgage, and Lessee agrees to promptly execute and return such SNDA to Lessor.

Section 13.03. Election To Declare Lease Superior. If any mortgagee, receiver or other secured party elects to have this Lease and the interest of Lessee hereunder, be superior to any Mortgage and evidences such election by notice given to Lessee, then this Lease and the interest of Lessee hereunder shall be deemed superior to any such Mortgage, whether this Lease was executed before or after such Mortgage and in that event such mortgagee, receiver or other secured party shall have the same rights with respect to this Lease as if it had been executed and delivered prior to the execution and delivery of such Mortgage and had been assigned to such mortgagee, receiver or other secured party.

Section 13.04. Attornment. In the event any purchaser or assignee of any Lender at a foreclosure sale acquires title to any of the Properties, or in the event that any Lender or any purchaser or assignee otherwise succeeds to the rights of Lessor as landlord under this Lease, Lessee shall attorn to Lender or such purchaser or assignee, as the case may be (a “Successor Lessor”), and recognize the Successor Lessor as lessor under this Lease, and, subject to the provisions of this Article XIII, this Lease shall continue in full force and effect as a direct lease between the Successor Lessor and Lessee, provided that the Successor Lessor shall only be liable for any obligations of Lessor under this Lease which accrue after the date that such Successor Lessor acquires title. The foregoing provision shall be self-operative and effective without the execution of any further instruments.

Section 13.05. Execution of Additional Documents. Although the provisions in this Article XIII shall be self-operative and no future instrument of subordination shall be required, upon request by Lessor Lessee shall execute and deliver whatever instruments may be reasonably required for such purposes.

Section 13.06. Notice to Lender. Lessee shall give written notice to any Lender having a recorded lien upon any of the Properties or any part thereof of which Lessee has been notified of any breach or default by Lessor of any of its obligations under this Lease and give such Lender at least sixty (60) days beyond any notice period to which Lessor might be entitled to cure such default before Lessee may exercise any remedy with respect thereto.

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ARTICLE XIV

Assignment

Section 14.01. Assignment by Lessor. As a material inducement to Lessor’s willingness to enter into the transactions contemplated by this Lease (the “Transaction”) and the other Transaction Documents, Lessee hereby agrees that Lessor may, from time to time and at any time and without the consent of Lessee, engage in all or any combination of the following, or enter into agreements in connection with any of the following or in accordance with requirements that may be imposed by applicable securities, tax or other Laws: (a) the sale, assignment, grant, conveyance, transfer, financing, re-financing, purchase or re-acquisition of all, less than all or any portion of the Properties, this Lease or any other Transaction Document, Lessor’s right, title and interest in this Lease or any other Transaction Document, the servicing rights with respect to any of the foregoing, or participations in any of the foregoing; or (b) a Securitization and related transactions. Without in any way limiting the foregoing, the parties acknowledge and agree that Lessor, in its sole discretion, may assign this Lease or any interest herein to another Person (including without limitation, a taxable REIT subsidiary) in order to maintain Lessor’s or any of its Affiliates’ status as a REIT. In the event of any such sale or assignment other than a security assignment, Lessee shall attorn to such purchaser or assignee (so long as Lessor and such purchaser or assignee notify Lessee in writing of such transfer and such purchaser or assignee expressly assumes in writing the obligations of Lessor hereunder from and after the date of such assignment). At the request of Lessor, Lessee will execute such documents confirming the sale, assignment or other transfer and such other agreements as Lessor may reasonably request, provided that the same do not increase the liabilities and obligations of Lessee hereunder. Lessor shall be relieved, from and after the date of such transfer or conveyance, of liability for the performance of any obligation of Lessor contained herein, except for obligations or liabilities accrued prior to such assignment or sale.

Section 14.02. No Assignment by Lessee.

(a) Lessee acknowledges that Lessor has relied both on the business experience and creditworthiness of Lessee and upon the particular purposes for which Lessee intends to use the Properties in entering into this Lease. Lessee shall not assign, transfer, convey, pledge or mortgage this Lease or any interest herein or any interest in Lessee, whether by operation of law or otherwise, without the prior written consent of Lessor. At the time of any assignment of this Lease which is approved by Lessor, the assignee shall assume all of the obligations of Lessee under this Lease pursuant to a written assumption agreement in form and substance reasonably acceptable to Lessor. Such assignment of the Properties or this Lease pursuant to this Section 14.02 shall not relieve Lessee of its obligations respecting this Lease unless otherwise agreed to by Lessor. Any assignment, transfer, conveyance, pledge or mortgage in violation of this Section 14.02 shall be voidable at the sole option of Lessor. Any consent to an assignment given by Lessor hereunder shall not be deemed a consent to any subsequent assignment.

(b) Notwithstanding anything to the contrary contained in Section 14.02(a) and provided that no Event of Default has occurred and is continuing at the time of the proposed assignment or other transfer, and provided further that any assignee agrees to assume all of Lessee’s obligations under this Lease by written agreement approved by Lessor, Lessee shall have the right to assign or otherwise transfer all, but not less than all, of its interest in, to and under this Lease without Lessor’s consent to (i) an Affiliate of Lessee, (ii) any entity which purchases or otherwise acquires all or substantially all of the assets of Lessee in a bona fide sale for fair market value, or (iii) a Qualified Operator (each, a “Permitted Transfer”).  A “Qualified Operator” shall mean a Person who (x) for two (2) consecutive years immediately prior to the date of assignment or transfer and (y) on a proforma basis following the consummation of such assignment or transfer (all as determined by Lessor upon review of financial statements provided by the assignee prior to the proposed lease assignment and in a form reasonably satisfactory to Lessor), (A) has a CFCCR (defined below) of at least 1.75x; (B) generates EBITDA (defined below) of at least $1,000,000, and (C) has a Lease Adjusted Leverage (defined below) of no more than 5.0x; provided, however, that Lessee may satisfy the foregoing conditions of a Qualified Operator by providing, or causing to be provided, a guaranty agreement, in form and substance reasonably acceptable to and approved by Lessor, in writing, which guaranty shall be from an entity that meets the requirements of (A), (B) and (C) set forth in this Section 14.02.  Lessee shall provide Lessor with at least thirty (30) days’ prior written notice of a proposed Permitted Transfer, which, if the proposed Permitted Transfer is to a Qualified Operator, must include financial information satisfying the Qualified Operator requirements set forth herein. In the event that Lessee effects an assignment to a Qualified Operator, Lessee shall be released from any liability arising under this Lease from and after the date of such assignment and Guarantor shall be released from any liability arising under the Guaranty from and after the date of such assignment.  In the event that Lessee effects a Permitted Transfer pursuant to clauses (i) or (ii), Lessee shall not be released from liability under this Lease nor shall Guarantor be released from liability under the Guaranty.

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For purposes hereof:

“CFCCR” means with respect to the twelve month period of time immediately preceding the date of determination, the ratio calculated for such period of time, each as determined in accordance with GAAP, of (i) the sum of Consolidated Net Income (excluding non-cash income), Depreciation and Amortization, Interest Expense, income taxes, Operating Lease Expense and non-cash expenses to (ii) the sum of Operating Lease Expense (excluding non-cash rent adjustments), scheduled principal payments of long term Debt, scheduled maturities of all Capital Leases, dividends and Interest Expense (excluding non-cash interest expense and amortization of non-cash financing expenses). For purposes of calculating the CFCCR, the following terms shall be defined as set forth below:

“Capital Lease” shall mean all leases of any property, whether real, personal or mixed, by a Person, which leases would, in conformity with GAAP, be required to be accounted for as a capital lease on the balance sheet of such Person.  The term “Capital Lease” shall not include any operating lease.

“Consolidated Net Income” shall mean with respect to the period of determination, the net income or net loss of a Person.  In determining the amount of Consolidated Net Income, (i) adjustments shall be made for nonrecurring gains and losses or non-cash items allocable to the period of determination, (ii) deductions shall be made for, among other things, Depreciation and Amortization, Interest Expense, Operating Lease Expense, and (iii) no deductions shall be made for income taxes or charges equivalent to income taxes allocable to the period of determination, as determined in accordance with GAAP.

“Debt” shall mean with respect to a Person, and for the period of determination (i) indebtedness for borrowed money, (ii) subject to the limitation set forth in sub item (iv) below, obligations evidenced by bonds, indentures, notes or similar instruments, (iii) obligations under leases which should be, in accordance with GAAP, recorded as Capital Leases, and (iv) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above, except for guaranty obligations of such Person, which, in conformity with GAAP, are not included on the balance sheet of such Person.

“Depreciation and Amortization” shall mean the depreciation and amortization accruing during any period of determination with respect to a Person, as determined in accordance with GAAP.

“Interest Expense” shall mean for any period of determination, the sum of all interest accrued or which should be accrued in respect of all Debt of a Person, as determined in accordance with GAAP.

“Operating Lease Expense” shall mean the sum of all payments and expenses incurred by a Person, under any operating leases during the period of determination, as determined in accordance with GAAP.

“EBITDA” means for the twelve (12) month period ending on the date of determination, the sum of a Person’s net income (loss) for such period plus, in each case to the extent previously deducted in calculating net income (loss): (i) income taxes, (ii) interest payments on all of its debt obligations (including any borrowings under short term credit facilities), (iii) all non-cash charges including depreciation and amortization, and (iv) Non-Recurring Items (defined below).

“EBITDAR” means the sum of a Person’s EBITDA and its total land and building rent for the twelve (12) month period ending on the date of determination.

“Lease Adjusted Leverage” means with respect to a Person, as of any applicable date, the sum of (i) ten (10) times such Person’s total land and building rent for the twelve (12) month period ending on the date of determination, and (ii) the total current balance of such Person’s total debt obligations (including any borrowings under short term credit facilities) on such date, divided by EBITDAR.

“Non-Recurring Items” shall mean with respect to a Person, items of the sum (whether positive or negative) of revenue minus expenses that, in the judgment of Lessor, are unusual in nature, occur infrequently and are not representative of the ongoing or future earnings or expenses of such Person.

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Section 14.03. Change in Control. Notwithstanding anything to the contrary contained in Section 14.02 and provided that no Event of Default has occurred and is continuing at the time of the proposed transaction, a Person may, without the prior written consent of Lessor, sell, transfer or issue any equity interest in Lessee, provided that, either (a) such transaction does not result in a Change in Control, or (b) in the event that such transaction does result in a Change in Control on a proforma basis following the consummation of such transaction, Lessee is a Qualified Operator. Notwithstanding the foregoing, Guarantor shall be permitted to transfer an equity interest in Lessee that results in a Change in Control but that does not result in Lessee being a Qualified Operator on a proforma basis following the consummation of such transaction so long as Lessee shall have, for two (2) consecutive years immediately prior to the date of transfer (i) maintained a CFCCR of at least 1.75x, and (ii) generated EBITDA of at least $1,000,000. Lessee shall provide Lessor with at least five (5) Business Days prior written notice of any proposed transaction described in clause (a) above, and at least thirty (30) days’ prior written notice (or such shorter period of time as reasonably approved by Lessor) of any proposed transaction described in clause (b) above, which notice, to the extent applicable, shall include financial information intended to satisfy the Qualified Operator requirements set forth herein.

For purposes of this Section 14.03, a “Change in Control” means any Person, pursuant to a single transaction or series of transactions: (1) acquiring, directly or indirectly, more than fifty percent (50%) of the voting stock, partnership interests, membership interests or other equitable and/or beneficial interests of Lessee; or (2) obtaining, directly or indirectly, the power (whether or not exercised) to (A) direct or cause the direction of the management policies of Lessee, whether through the ownership of voting securities, by contract or otherwise, or (B) elect a majority of the directors of Lessee or voting control of any entity acting as general partner or managing member of Lessee (including through merger or consolidation of Lessee with or into any other Person).

Section 14.04. No Sale of Assets. Except as set forth in Sections 14.02 and 14.03, without the prior written consent of Lessor, Lessee shall not sell all or substantially all of Lessee’s assets without Lessor’s prior written consent. Any sale of Lessee’s assets in violation of this Section 14.04, shall be voidable at the sole option of Lessor. Any consent to a sale of Lessee’s assets given by Lessor hereunder shall not be deemed a consent to any subsequent sale of Lessee’s assets.

Section 14.05. Subletting. Lessee shall not sublet the Properties without the prior written consent of Lessor, which may be withheld by Lessor in its sole discretion and any such purported subletting shall be void. Notwithstanding the foregoing, without Lessor’s consent, Lessee may sublet a portion of the Properties (collectively, the “Permitted Subleases”), provided that: (a) Lessee shall provide written notice thereof to Lessor (accompanied by a copy of the Permitted Sublease) at least ten (10) days prior to the date of such Permitted Sublease; (b) each Permitted Sublease shall be subject and subordinate to this Lease; (c) each Permitted Sublease shall not contain any terms inconsistent with this Lease (or if so, the terms of this Lease shall control); (d) unless otherwise mutually agreed upon by Lessor and the subtenant, each Permitted Sublease shall terminate upon the expiration or sooner termination of this Lease (and such shall be clearly set forth in all Permitted Subleases); (e) Lessee at all times remains liable hereunder irrespective of any Permitted Sublease; and (f) the use of any related Property shall not violate any applicable zoning codes and shall not be used for any of the purposes set forth on Schedule 14.05 even if such uses are otherwise permitted under the applicable zoning codes.Lessee covenants and agrees that Lessee: (i) shall observe and timely perform all of its obligations as the landlord under the Permitted Subleases in compliance with the terms thereof; (ii) shall not assign all or part of any Sublease without the prior written consent of Lessor; (iii) shall promptly provide Lessor with any notice of default received from Lessee by any subtenant or any notice of default sent by Lessee to any subtenant; (iv) shall furnish Lessor with any and all information requested by Lessor reasonably necessary for a determination of the status of any Sublease; and (v) Lessee shall provide Lessor with copies of any and all Permitted Subleases and/or amendments to Permitted Subleases within five (5) days of execution thereof.

Section 14.06. Collateral Assignment of Permitted Subleases. As security for the payment and performance by Lessee of its obligations under this Lease, Lessee hereby assigns, transfers, sets over and grants to Lessor, a security interest in any and all of Lessee’s right, title and interest, powers, privileges and other benefits as landlord under the Permitted Subleases, including, without limitation: (a) rent and proceeds thereof; (b) the right to enter upon, take possession of and use any and all property subleased or granted by Lessee under the Permitted Subleases; (c) the right to make all waivers and agreements, to give all notices, consents and releases, to take all action upon the happening of any default giving rise to a right in favor of Lessee under the Permitted Subleases; and (d) the right to do any and all other things whatsoever which Lessee is or may become entitled to do under the Permitted Subleases. Upon the occurrence of and during the continuance of an Event of Default hereunder, Lessee agrees that, at the option of Lessor and in addition to such other rights and remedies as may be afforded to Lessor under this Lease, Lessor shall have the right, without giving notice to or obtaining the consent of Lessee, to exercise, enforce or avail itself of any of the rights, powers, privileges, authorizations or benefits assigned and transferred to Lessor pursuant to this Section 14.06, including, without limitation, the right to collect all amounts due under the Permitted Subleases. From and after the occurrence of an Event of Default, Lessee does hereby irrevocably appoint Lessor as Lessee’s true and lawful attorney, with full power (in the name of Lessee or otherwise) to ask, require, demand, receive and give acquittance for every payment under or arising out of the Permitted Subleases to which Lessee is or may become entitled. Lessee declares that this appointment is coupled with an interest and shall be irrevocable by Lessee. Lessee further agrees to execute any and all other instruments deemed reasonably necessary by Lessor to further the intent of the foregoing assignment and to vest Lessor in the Permitted Subleases. Notwithstanding any provision contained in this Section 14.06, (i) Lessor shall not be obligated to perform or discharge any obligation, duty or liability under the Permitted Subleases by reason of the foregoing assignment; and (ii) Lessor shall not be liable or responsible for, and Lessee agrees to indemnify and hold Lessor harmless from and against any liability, loss, cost or damage, claim or demand against Lessor arising, directly or indirectly, from or related to the Permitted Subleases.

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ARTICLE XV

Notices

Section 15.01. Notices. All notices, demands, designations, certificates, requests, offers, consents, approvals, appointments and other instruments given pursuant to this Lease shall be in writing and given by any one of the following: (a) hand delivery; (b) express overnight delivery service; (c) certified or registered mail, return receipt requested; or (d) email transmission, and shall be deemed to have been delivered upon (i) receipt, if hand delivered; (ii) the next Business Day, if delivered by a reputable express overnight delivery service; (iii) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested; or (iv) transmission, if delivered by email transmission. Notices shall be provided to the parties and addresses (or electronic mail addresses) specified below:

If to Lessee:	ARC Group Inc. 6327-4 Argyle Forest Blvd. Jacksonville, FL 32244 Attention: Seenu Kasturi Email: arc@arcgrpinc.com

If to Lessor:	STORE Capital Acquisitions, LLC 8377 E. Hartford Dr., Suite 100 Scottsdale, Arizona 85255 Attention: Asset Management Email: customerservice@storecapital.com

With a copy to:	Kutak Rock LLP 1801 California Street, Suite 3000 Denver, Colorado 80202 Attention: Whitney A. Kopicky, Esq. Email: whitney.kopicky@kutakrock.com or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above.

ARTICLE XVI

Landlord’s Lien / Security Interest

Section 16.01. Landlord’s Lien and Security Interest. Lessee agrees that Lessor shall have a landlord’s lien, and Lessee additionally hereby separately grants to Lessor a first and prior security interest, in, on and against all of Lessee’s right, title and interest in, to and under all “goods” (excluding “inventory,” and including, without limitation, all “equipment,” “fixtures,” appliances and furniture (as “goods,” “inventory,” “equipment” and “fixtures” are defined in the applicable Uniform Commercial Code then in effect in the applicable jurisdiction)) from time to time situated on or used in connection with the Property, whether now owned or held or hereafter arising or acquired, together with all replacements and substitutions therefore, and all cash and non-cash proceeds (including insurance proceeds and any title and UCC insurance proceeds) and products thereof, and, in the case of tangible collateral, together with all additions, attachments, accessions, parts, equipment and repairs now or hereafter attached or affixed thereto or used in connection therewith (collectively, the “Personalty”), which lien and security interest shall secure the payment of all Rental and other Monetary Obligations payable by Lessee to Lessor under the terms hereof and all other obligations of Lessee to Lessor under this Lease. Lessee agrees that Lessor may file such documents as Lessor then deems appropriate or necessary to perfect and maintain said lien and security interest, and expressly acknowledges and agrees that, in addition to any and all other rights and remedies of Lessor whether hereunder or at law or in equity, in the Event of Default of Lessee hereunder, Lessor shall have any and all rights and remedies granted a secured party under the Uniform Commercial Code then in effect in the state where the Property is located. Lessee covenants to promptly notify Lessor of any changes in Lessee’s name and/or organizational structure which may necessitate the execution and filing of additional financing statements; provided, however, the foregoing shall not be construed as Lessor’s consent to such changes.

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ARTICLE XVII

MISCELLANEOUS

Section 17.01. Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, acts of God, enemy or hostile governmental action, civil commotion, fire or other casualty beyond the control of the party obligated to perform (each, a “Force Majeure Event”) shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage, expressly excluding, however, the obligations imposed upon Lessee with respect to Rental and other Monetary Obligations to be paid hereunder.

Section 17.02. No Merger. There shall be no merger of this Lease nor of the leasehold estate created by this Lease with the fee estate in or ownership of any of the Properties by reason of the fact that the same person, corporation, firm or other entity may acquire or hold or own, directly or indirectly, (a) this Lease or the leasehold estate created by this Lease or any interest in this Lease or in such leasehold estate, and (b) the fee estate or ownership of any of the Properties or any interest in such fee estate or ownership. No such merger shall occur unless and until all persons, corporations, firms and other entities having any interest in (i) this Lease or the leasehold estate created by this Lease, and (ii) the fee estate in or ownership of the Properties or any part thereof sought to be merged shall join in a written instrument effecting such merger and shall duly record the same.

Section 17.03. Interpretation. Lessor and Lessee acknowledge and warrant to each other that each has been represented by independent counsel and has executed this Lease after being fully advised by said counsel as to its effect and significance. This Lease shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Whenever in this Lease any words of obligation or duty are used, such words or expressions shall have the same force and effect as though made in the form of a covenant.

Section 17.04. Characterization. The following expressions of intent, representations, warranties, covenants, agreements, stipulations and waivers are a material inducement to Lessor entering into this Lease:

(a) Except as otherwise provided in Article 11, Lessor and Lessee intend that (i) this Lease constitutes an unseverable, unitary and single lease of all, but not less than all, of the Properties, and, if at any time this Lease covers other real property in addition to the Properties, neither this Lease, nor Lessee’s obligations or rights hereunder may be allocated or otherwise divided among such properties by Lessee; (ii) this Lease is a “true lease,” is not a financing lease, capital lease, mortgage, equitable mortgage, deed of trust, trust agreement, security agreement or other financing or trust arrangement, and the economic realities of this Lease are those of a true lease; and (iii) the business relationship created by this Lease and any related documents is solely that of a long-term commercial lease between Lessor and Lessee, the Lease has been entered into by both parties in reliance upon the economic and legal bargains contained herein, and none of the agreements contained herein is intended, nor shall the same be deemed or construed, to create a partnership (de facto or de jure) between Lessor and Lessee, to make them joint venturers, to make Lessee an agent, legal representative, partner, subsidiary or employee of Lessor, nor to make Lessor in any way responsible for the debts, obligations or losses of Lessee.

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(b) Lessor and Lessee covenant and agree that: (i) each will treat this Lease as an operating lease pursuant to Statement of Financial Accounting Standards No. 13, as amended, and as a true lease for state law reporting purposes and for federal income tax purposes; (ii) each party will not, nor will it permit any Affiliate to, at any time, take any action or fail to take any action with respect to the preparation or filing of any statement or disclosure to Governmental Authority, including without limitation, any income tax return (including an amended income tax return), to the extent that such action or such failure to take action would be inconsistent with the intention of the parties expressed in this Section 17.04; (iii) with respect to the Properties, the Lease Term (including any Renewal Term) is less than seventy-five (75%) of the estimated remaining economic life of the Properties; and (iv) the Base Annual Rental is the fair market value for the use of the Properties and was agreed to by Lessor and Lessee on that basis, and the execution and delivery of, and the performance by Lessee of its obligations under, this Lease do not constitute a transfer of all or any part of the Properties.

(c) Lessee waives any claim or defense based upon the characterization of this Lease as anything other than a true lease and as a master lease of all of the Properties. Lessee stipulates and agrees (i) not to challenge the validity, enforceability or characterization of the lease of the Properties as a true lease and/or as a single, unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Properties (except as otherwise provided in Article 11); and (ii) not to assert or take or omit to take any action inconsistent with the agreements and understandings set forth in this Section 17.04.

Section 17.05. Disclosure.

(a) Securities Act or Exchange Act. The parties agree that, notwithstanding any provision contained in this Lease, any party (and each employee, representative or other agent of any party) may disclose to any and all persons, without limitation of any kind, any matter required under the Securities Act or the Exchange Act.

(b) Lessor Advertising and related Publications. Lessee hereby consents to the use by Lessor of, and Lessor is hereby expressly permitted to use, Lessee’s name, trademarks, logos, pictures of stores and signage, and basic Transaction information (collectively “Lessee’s Information”) solely in connection with Lessor’s sales, advertising, and press release materials, including on Lessor’s website. Lessee’s consent shall be deemed authorization for the limited use of Lessee’s Information by Lessor under all applicable copyright and trademark laws.

Section 17.06. Bankruptcy. As a material inducement to Lessor executing this Lease, Lessee acknowledges and agrees that Lessor is relying upon (a) the financial condition and specific operating experience of Lessee and Lessee’s obligation to use the Properties as Permitted Facilities; (b) Lessee’s timely performance of all of its obligations under this Lease notwithstanding the entry of an order for relief under the Bankruptcy Code for Lessee; and (c) all defaults under this Lease being cured promptly and this Lease being assumed within sixty (60) days of any order for relief entered under the Bankruptcy Code for Lessee, or this Lease being rejected within such sixty (60)-day period and the Properties surrendered to Lessor. Accordingly, in consideration of the mutual covenants contained in this Lease and for other good and valuable consideration, Lessee hereby agrees that: (i) all obligations that accrue under this Lease (including the obligation to pay Rentals), from and after an Insolvency Event shall be timely performed exactly as provided in this Lease and any failure to so perform shall be harmful and prejudicial to Lessor; (ii) any and all Rentals that accrue from and after an Insolvency Event and that are not paid as required by this Lease shall, in the amount of such Rentals, constitute administrative expense claims allowable under the Bankruptcy Code with priority of payment at least equal to that of any other actual and necessary expenses incurred after an Insolvency Event; (iii) any extension of the time period within which Lessee may assume or reject this Lease without an obligation to cause all obligations under this Lease to be performed as and when required under this Lease shall be harmful and prejudicial to Lessor; (iv) any time period designated as the period within which Lessee must cure all defaults and compensate Lessor for all pecuniary losses which extends beyond the date of assumption of this Lease shall be harmful and prejudicial to Lessor; (v) any assignment of this Lease must result in all terms and conditions of this Lease being assumed by the assignee without alteration or amendment, and any assignment which results in an amendment or alteration of the terms and conditions of this Lease without the express written consent of Lessor shall be harmful and prejudicial to Lessor; (vi) any proposed assignment of this Lease shall be harmful and prejudicial to Lessor if made to an assignee: (A) that does not possess financial condition adequate to operate Permitted Facilities upon the Properties or operating performance and experience characteristics satisfactory to Lessor equal to or better than the financial condition, operating performance and experience of Lessee as of the Effective Date; or (B) that does not provide guarantors of the lease obligations with financial condition equal to or better than the financial condition of the Guarantor as of the Effective Date; and (vii) the rejection (or deemed rejection) of this Lease for any reason whatsoever shall constitute cause for immediate relief from the automatic stay provisions of the Bankruptcy Code, and Lessee stipulates that such automatic stay shall be lifted immediately and possession of the Properties will be delivered to Lessor immediately without the necessity of any further action by Lessor. No provision of this Lease shall be deemed a waiver of Lessor’s rights or remedies under the Bankruptcy Code or applicable Law to oppose any assumption and/or assignment of this Lease, to require timely performance of Lessee’s obligations under this Lease, or to regain possession of the Properties as a result of the failure of Lessee to comply with the terms and conditions of this Lease or the Bankruptcy Code. Notwithstanding anything in this Lease to the contrary, all amounts payable by Lessee to or on behalf of Lessor under this Lease, whether or not expressly denominated as such, shall constitute “rent” for the purposes of the Bankruptcy Code. For purposes of this Section addressing the rights and obligations of Lessor and Lessee upon an Insolvency Event, the term “Lessee” shall include Lessee’s successor in bankruptcy, whether a trustee, Lessee as debtor in possession or other responsible person. Notwitstanding anything in this Section 17.06 to the contrary, in the event any of the terms of Article 14 conflict with any of the terms of this Section 17.06, the terms of Article 14 shall control.

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Section 17.07. Attorneys’ Fees. In the event of any judicial or other adversarial proceeding concerning this Lease, to the extent permitted by Law, the prevailing party shall be entitled to recover all of its reasonable attorneys’ fees and other Costs in addition to any other relief to which it may be entitled. In addition, the prevailing party shall, upon demand, be entitled to all attorneys’ fees and all other Costs incurred in the preparation and service of any notice or demand hereunder, whether or not a legal action is subsequently commenced.

Section 17.08. Memoranda of Lease. Concurrently with the execution of this Lease, Lessor and Lessee are executing Lessor’s standard form memorandum of lease in recordable form, indicating the names and addresses of Lessor and Lessee, a description of the Properties, the Lease Term, but omitting Rentals and such other terms of this Lease as Lessor may not desire to disclose to the public. Further, upon Lessor’s request, Lessee agrees to execute and acknowledge a termination of lease and/or quitclaim deed in recordable form to be held by Lessor until the expiration or sooner termination of the Lease Term; provided, however, if Lessee shall fail or refuse to sign such a document in accordance with the provisions of this Section within ten (10) days following a request by Lessor, Lessee irrevocably constitutes and appoints Lessor as its attorney-in-fact to execute and record such document, it being stipulated that such power of attorney is coupled with an interest and is irrevocable and binding.

Section 17.09. No Brokerage. Lessor and Lessee represent and warrant to each other that they have had no conversation or negotiations with any broker concerning the leasing of the Properties. Each of Lessor and Lessee agrees to protect, indemnify, save and keep harmless the other, against and from all liabilities, claims, losses, Costs, damages and expenses, including attorneys’ fees, arising out of, resulting from or in connection with their breach of the foregoing warranty and representation.

Section 17.10. Waiver of Jury Trial and Certain Damages. LESSOR AND LESSEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LESSOR AND LESSEE, LESSEE’S USE OR OCCUPANCY OF THE PROPERTIES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, LESSEE AND LESSOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER PARTY ANY OF THE AFFILIATES, OFFICERS, DIRECTORS, MEMBERS, MANAGERS OR EMPLOYEES OF THE OTHER PARTY OR ANY OF ITS SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY THE PARTIES OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

Section 17.11. Securitizations. As a material inducement to Lessor’s willingness to enter into the Transactions contemplated by this Lease and the other Transaction Documents, Lessee hereby acknowledges and agrees that Lessor may, from time to time and at any time (a) advertise, issue press releases, send direct mail or otherwise disclose information regarding the Transaction for marketing purposes; and (b) (i) act or permit another Person to act as sponsor, settler, transferor or depositor of, or a holder of interests in, one or more Persons or other arrangements formed pursuant to a trust agreement, indenture, pooling agreement, participation agreement, sale and servicing agreement, limited liability company agreement, partnership agreement, articles of incorporation or similar agreement or document; and (ii) permit one or more of such Persons or arrangements to offer and sell stock, certificates, bonds, notes, other evidences of indebtedness or securities that are directly or indirectly secured, collateralized or otherwise backed by or represent a direct or indirect interest in whole or in part in any of the assets, rights or properties described in Section 14.01 of this Lease, in one or more Persons or arrangements holding such assets, rights or properties, or any of them (collectively, the “Securities”), whether any such Securities are privately or publicly offered and sold, or rated or unrated (any combination of which actions and transactions described in both clauses (i) and (ii) in this paragraph, whether proposed or completed, are referred to in this Lease as a “Securitization”). Lessee shall cooperate fully with Lessor and any Affected Party with respect to all reasonable requests and due diligence procedures and to use reasonable efforts to facilitate such Securitization, including, without limitation, providing for inclusion in any prospectus or other Securities offering material such documents, financial and other data, and other information and materials which would customarily be required with respect to Lessee by a purchaser, transferee, assignee, servicer, participant, investor or rating agency involved with respect to such Securitization, and Lessee shall indemnify and hold harmless Lessor for any and all liabilities, losses and expenses arising under the Securities Act, or the Exchange Act, in connection with any material misstatement (or alleged misstatement) contained in such information provided in writing (including, without limitation, electronically) by Lessee or its officers, managers, members, employees, or agents, or any omission (or alleged omission) of a material fact by Lessee or its officers, managers, members, employees, or agents, the inclusion of which was necessary to make such written information not misleading, unless such material misstatement or alleged misstatement or omission or alleged omission is caused by Lessor or its directors, officers, managers, members, shareholders, employees, or agents. Lessee shall deliver to Lessor, any Affected Party and to any Person designated by Lessor, such statements and audit letters of reputable, independent certified public accountants pertaining to the written information provided by Lessee pursuant to this Section as shall be requested by Lessor or such Affected Party, as the case may be. Lessee also shall deliver to Lessor, any Affected Party and to any Person designated by Lessor or any Affected Party, such opinions of counsel (including, without limitation, local counsel opinions), appraisals, environmental reports and zoning letters, or updates of any of the foregoing, as are customarily delivered in connection with Securitizations or as may be required by any rating agency in connection with any Securitization.

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Section 17.12. State-Specific Provisions. The provisions and/or remedies which are set forth on the attached Exhibit C shall be deemed a part of and included within the terms and conditions of this Lease.

Section 17.13. Time Is of the Essence; Computation. Time is of the essence with respect to each and every provision of this Lease. If any deadline provided herein falls on a non-Business Day, such deadline shall be extended to the next day that is a Business Day.

Section 17.14. Waiver and Amendment. No provision of this Lease shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion. No acceptance by Lessor of an amount less than the Rental and other Monetary Obligations stipulated to be due under this Lease shall be deemed to be other than a payment on account of the earliest such Rental or other Monetary Obligations then due or in arrears nor shall any endorsement or statement on any check or letter accompanying any such payment be deemed a waiver of Lessor’s right to collect any unpaid amounts or an accord and satisfaction.

Section 17.15. Successors Bound. Except as otherwise specifically provided herein, the terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of the respective heirs, successors, executors, administrators and assigns of each of the parties hereto.

Section 17.16. Captions. Captions are used throughout this Lease for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

Section 17.17. Other Documents. Each of the parties agrees to sign such other and further documents as may be necessary or appropriate to carry out the intentions expressed in this Lease.

Section 17.18. Entire Agreement. This Lease and any other instruments or agreements referred to herein, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements except as herein provided.

Section 17.19. Forum Selection; Jurisdiction; Venue; Choice of Law. For purposes of any action or proceeding arising out of this Lease, the parties hereto expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona. Lessee consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Lessee waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. Nothing contained in this Section shall limit or restrict the right of Lessor to commence any proceeding in the federal or state courts located in the states where the Properties are located to the extent Lessor deems such proceeding necessary or advisable to exercise remedies available under this Lease. This Lease shall be governed by, and construed with, the laws of the applicable state or states in which the Properties are located, without giving effect to any state’s conflict of laws principles.

Section 17.20. Counterparts. This Lease may be executed in one or more counterparts, each of which shall be deemed an original.

[Remainder of page intentionally left blank; signature page(s) to follow]

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IN WITNESS WHEREOF, Lessor and Lessee have entered into this Lease as of the date first above written.

LESSOR:

STORE CAPITAL ACQUISITIONS, LLC, a Delaware limited liability company

By:	/s/ Michael T. Bennett
Name:	Michael T. Bennett
Title:	EVP General Counsel

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IN WITNESS WHEREOF, Lessor and Lessee have entered into this Lease as of the date first above written.

LESSEE:

ARC GROUP INC., a Nevada corporation

By:	/s/ Seenu G. Kasturi
Name:	Seenu G. Kasturi
Title:	CFO

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EXHIBITS

Exhibit A: Defined Terms

Exhibit B: Legal Descriptions and Street Addresses of Properties

Exhibit C: State-Specific Provisions

Schedule 4.05: Wire Instructions

Schedule 9.03: Supplemental Financial Information

Schedule 14.05: Prohibited Uses

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EXHIBIT A

DEFINED TERMS

The following terms shall have the following meanings for all purposes of this Lease:

“Additional Rental” has the meaning set forth in Section 4.03.

“Adjustment Date” has the meaning set forth in Section 1.07.

“Affected Party” means each direct or indirect participant or investor in a proposed or completed Securitization, including, without limitation, any prospective owner, any rating agency or any party to any agreement executed in connection with the Securitization.

“Affiliate” means any Person which directly or indirectly controls, is under common control with or is controlled by any other Person. For purposes of this definition, “controls,” “under common control with,” and “controlled by” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise.

“Anti-Money Laundering Laws” means all applicable laws, regulations and government guidance on the prevention and detection of money laundering, including, without limitation, (a) 18 U.S.C. §§ 1956 and 1957; and (b) the Bank Secrecy Act, 31 U.S.C. §§ 5311 et seq., and its implementing regulations, 31 CFR Part 103.

“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. Sec. 101 et seq., as amended.

“Base Annual Rental” has the meaning set forth in Section 1.05.

“Base Monthly Rental” means an amount equal to 1/12 of the applicable Base Annual Rental.

“Business Day” means a day on which banks located in Scottsdale, Arizona are not required or authorized to remain closed but specifically excluding SATURDAYS.

“Casualty” means any loss of or damage to any property included within or related to the Properties or arising from an adjoining property caused by an Act of God, fire, flood or other catastrophe.

“Change in Control” has the meaning set forth in Section 14.03.

“Code” means the Internal Revenue Code of 1986, as the same may be amended from time to time.

“Condemnation” means a Taking and/or a Requisition.

“Costs” means all reasonable costs and expenses incurred by a Person, including, without limitation, reasonable attorneys’ fees and expenses, court costs, expert witness fees, costs of tests and analyses, travel and accommodation expenses, deposition and trial transcripts, copies and other similar costs and fees, brokerage fees, escrow fees, title insurance premiums, appraisal fees, stamp taxes, recording fees and transfer taxes or fees, as the circumstances require.

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Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

“Default Rate” means 18% per annum or the highest rate permitted by law, whichever is less.

“Effective Date” has the meaning set forth in the introductory paragraph of this Lease.

“Environmental Laws” means federal, state and local laws, ordinances, common law requirements and regulations and standards, rules, policies and other governmental requirements, administrative rulings and court judgments and decrees having the effect of law in effect now or in the future and including all amendments, that relate to Hazardous Materials, Regulated Substances, USTs, and/or the protection of human health or the environment, or relating to liability for or Costs of Remediation or prevention of Releases, and apply to Lessee and/or the Properties.

“Environmental Liens” has the meaning set forth in Section 8.04(a)(ii).

“Event of Default” has the meaning set forth in Section 12.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expiration Date” has the meaning set forth in Section 3.01.

“Extension Option” has the meaning set forth in Section 3.02.

“Force Majeure Event” has the meaning set forth in Section 17.01.

“GAAP” means generally accepted accounting principles, consistently applied from period to period.

“Governmental Authority” means any governmental authority, agency, department, commission, bureau, board, instrumentality, court or quasi-governmental authority of the United States, any state or any political subdivision thereof with authority to adopt, modify, amend, interpret, give effect to or enforce any federal, state and local laws, statutes, ordinances, rules or regulations, including common law, or to issue court orders.

“Guarantor” means Seenu Kasturi, an individual, or any additional or replacement guarantor(s) approved by Lessor in its sole and absolute discretion.

“Guaranty” means that certain Unconditional Guaranty of Payment and Performance dated as of the date hereof given by Guarantor for the benefit of Lessor, as the same may be amended from time to time.

“Hazardous Materials” includes: (a) oil, petroleum products, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other materials, contaminants or pollutants which pose a hazard to any of the Properties or to Persons on or about any of the Properties, cause any of the Properties to be in violation of any local, state or federal law or regulation, (including without limitation, any Environmental Law), or are defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “toxic substances,” “contaminants,” “pollutants,” or words of similar import under any applicable local, state or federal law or under the regulations adopted, orders issued, or publications promulgated pursuant thereto, including, but not limited to: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. § 9601, et seq.; (ii) the Hazardous Materials Transportation Act, as amended, 49 U.S.C. § 5101, et seq.; (iii) the Resource Conservation and Recovery Act, as amended, 42 U.S.C. § 6901, et seq.; and (iv) regulations adopted and publications promulgated pursuant to the aforesaid laws; (b) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million; (c) underground storage tanks; and (d) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or which may or could pose a hazard to the health and safety of the occupants of any of the Properties or the owners and/or occupants of any adjoining property.

4817-7336-4078.5

STORE/Fat Patty's

Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

“Indemnified Parties” means Lessor and its members, managers, officers, directors, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns, including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of the assets and business of Lessor.

“Initial Term” has the meaning set forth in Section 3.01.

“Insolvency Event” means (a) a Person’s (i) failure to generally pay its debts as such debts become due; (ii) admitting in writing its inability to pay its debts generally; or (iii) making a general assignment for the benefit of creditors; (b) any proceeding being instituted by or against any Person (i) seeking to adjudicate it bankrupt or insolvent; (ii) seeking liquidation, dissolution, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency, or reorganization or relief of debtors; or (iii) seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, and in the case of any such proceeding instituted against any Person, either such proceeding shall remain undismissed for a period of one hundred twenty (120) days or any of the actions sought in such proceeding shall occur; or (c) any Person taking any corporate action to authorize any of the actions set forth above in this definition.

“Insurance Premiums” shall have the meaning in Section 6.04.

“Law(s)” means any constitution, statute, rule of law, code, ordinance, order, judgment, decree, injunction, rule, regulation, policy, requirement or administrative or judicial determination, even if unforeseen or extraordinary, of every duly constituted Governmental Authority, court or agency, now or hereafter enacted or in effect.

“Lease Rate” means a percentage equal to (a) the then-current Base Monthly Rental multiplied by twelve (12), divided by (b) the aggregate purchase price of all of the Properties paid by Lessor (or Lessor’s predecessor-in-interest).

“Lease Term” shall have the meaning described in Section 3.01.

“Legal Requirements” means the requirements of all present and future Laws (including, without limitation, Environmental Laws and Laws relating to accessibility to, usability by, and discrimination against, disabled individuals), all judicial and administrative interpretations thereof, including any judicial order, consent, decree or judgment, and all covenants, restrictions and conditions now or hereafter of record which may be applicable to Lessee or to any of the Properties, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or restoration of any of the Properties, even if compliance therewith necessitates structural changes or improvements or results in interference with the use or enjoyment of any of the Properties.

“Lender” means any lender in connection with any loan secured by Lessor’s interest in any or all of the Properties, and any servicer of any loan secured by Lessor’s interest in any or all of the Properties.

“Lessee Entity” or “Lessee Entities” means individually or collectively, as the context may require, Lessee and Guarantor, and all Affiliates thereof.

“Lessor Entity” or “Lessor Entities” means individually or collectively, as the context may require, Lessor and all Affiliates of Lessor.

“Losses” means any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, Costs, diminutions in value, fines, penalties, interest, charges, fees, judgments, awards, amounts paid in settlement and damages of whatever kind or nature, inclusive of bodily injury and property damage to third parties (including, without limitation, attorneys’ fees and other Costs of defense).

“Material Adverse Effect” means a material adverse effect on (a) the Property, including, without limitation, the operation of the Properties as Permitted Facilities and/or the value of the Properties; (b) the contemplated business, condition, worth or operations of any Lessee Entity; (c) Lessee’s ability to perform its obligations under this Lease; (d) Lessor’s interests in any of the Properties, this Lease or the other Transaction Documents; or (e) any Guarantor’s ability to perform its obligations under the Guaranty.

“Monetary Obligations” means all Rental and all other sums payable or reimbursable by Lessee under this Lease to Lessor, to any third party on behalf of Lessor, or to any Indemnified Party.

“Mortgages” means, collectively, the mortgages, deeds of trust or deeds to secure debt, assignments of rents and leases, security agreements and fixture filings executed by Lessor for the benefit of Lender with respect to any or all of the Properties, as such instruments may be amended, modified, restated or supplemented from time to time and any and all replacements or substitutions.

“Net Award” means (a) the entire award payable with respect to a Property by reason of a Condemnation whether pursuant to a judgment or by agreement or otherwise; or (b) the entire proceeds of any insurance required under Section 6.03 payable with respect to a Property, as the case may be, and in either case, less any Costs incurred by Lessor in collecting such award or proceeds.

4817-7336-4078.5

STORE/Fat Patty's

Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

“OFAC Laws” means Executive Order 13224 issued by the President of the United States, and all regulations promulgated thereunder, including, without limitation, the Terrorism Sanctions Regulations (31 CFR Part 595), the Terrorism List Governments Sanctions Regulations (31 CFR Part 596), the Foreign Terrorist Organizations Sanctions Regulations (31 CFR Part 597), and the Cuban Assets Control Regulations (31 CFR Part 515), and all other present and future federal, state and local laws, ordinances, regulations, policies, lists (including, without limitation, the Specially Designated Nationals and Blocked Persons List) and any other requirements of any Governmental Authority (including without limitation, the U.S. Department of the Treasury Office of Foreign Assets Control) addressing, relating to, or attempting to eliminate, terrorist acts and acts of war, each as supplemented, amended or modified from time to time after the Effective Date, and the present and future rules, regulations and guidance documents promulgated under any of the foregoing, or under similar laws, ordinances, regulations, policies or requirements of other states or localities.

“Other Agreements” means, collectively, all agreements and instruments now or hereafter entered into between, among or by (a) any of the Lessee Entities; and, or for the benefit of, (b) any of the Lessor Entities, including, without limitation, leases, promissory notes and guaranties, but excluding this Lease and all other Transaction Documents.

“Partial Condemnation” has the meaning set forth in Section 11.03.

“Permitted Amounts” shall mean, with respect to any given level of Hazardous Materials or Regulated Substances, that level or quantity of Hazardous Materials or Regulated Substances in any form or combination of forms which does not constitute a violation of any Environmental Laws and is customarily employed in, or associated with, similar businesses located in the states where the Properties are located.

“Permitted Facility” or Permitted Facilities” means a Fat Patty’s restaurant and all related purposes such as ingress, egress and parking, and uses incidental thereto.

“Permitted Subleases” has the meaning set forth in Section 14.05.

“Person” means any individual, partnership, corporation, limited liability company, trust, unincorporated organization, Governmental Authority or any other form of entity.

“Personalty” has the meaning set forth in Section 16.01.

“Price Index” means the Consumer Price Index which is designated for the applicable month of determination as the United States City Average for All Urban Consumers, All Items, Not Seasonally Adjusted, with a base period equaling 100 in 1982 - 1984, as published by the United States Department of Labor’s Bureau of Labor Statistics or any successor agency. In the event that the Price Index ceases to be published, its successor index measuring cost of living as published by the same Governmental Authority which published the Price Index shall be substituted and any necessary reasonable adjustments shall be made by Lessor and Lessee in order to carry out the intent of Section 4.02. In the event there is no successor index measuring cost of living, Lessor shall reasonably select an alternative price index measuring cost of living that will constitute a reasonable substitute for the Price Index.

“Property” or “Properties” means those parcels of real estate legally described on Exhibit B attached hereto, all rights, privileges, and appurtenances associated therewith, and all buildings, fixtures and other improvements now or hereafter located on such real estate (whether or not affixed to such real estate).

“Real Estate Taxes” has the meaning set forth in Section 6.04.

“Regulated Substances” means “petroleum” and “petroleum-based substances” or any similar terms described or defined in any of the Environmental Laws and any applicable federal, state, county or local laws applicable to or regulating USTs.

“REIT” means a real estate investment trust as defined under Section 856 of the Code.

4817-7336-4078.5

STORE/Fat Patty's

Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

“Release” means any presence, release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials, Regulated Substances or USTs.

“Remediation” means any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Materials, Regulated Substances or USTs, any actions to prevent, cure or mitigate any Release, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or any evaluation relating to any Hazardous Materials, Regulated Substances or USTs.

“Renewal Term” has the meaning set forth in Section 3.02.

“Rental” means, collectively, the Base Annual Rental and the Additional Rental.

“Rental Adjustment” means an amount equal to the lesser of (a) 1.75% of the Base Annual Rental in effect immediately prior to the applicable Adjustment Date, or (b) 1.25 multiplied by the product of (i) the percentage change between the Price Index for the month which is two months prior to the Effective Date or the Price Index used for the immediately preceding Adjustment Date, as applicable, and the Price Index for the month which is two months prior to the applicable Adjustment Date; and (ii) the then current Base Annual Rental.

“Requisition” means any temporary requisition or confiscation of the use or occupancy of any of the Properties by any Governmental Authority, civil or military, whether pursuant to an agreement with such Governmental Authority in settlement of or under threat of any such requisition or confiscation, or otherwise.

“Reserve” shall have the meaning in Section 6.04.

“Securities” has the meaning set forth in Section 17.11.

“Securities Act” means of the Securities Act of 1933, as amended.

“Securitization” has the meaning set forth in Section 17.11.

“SNDA” means subordination, nondisturbance and attornment agreement.

“Successor Lessor” has the meaning set forth in Section 13.04.

“Taking” means (a) any taking or damaging of all or a portion of the Properties (i) in or by condemnation or other eminent domain proceedings pursuant to any Law, general or special; (ii) by reason of any agreement with any condemnor in settlement of or under threat of any such condemnation or other eminent domain proceeding; or (iii) by any other means; or (b) any de facto condemnation. The Taking shall be considered to have taken place as of the later of the date actual physical possession is taken by the condemnor, or the date on which the right to compensation and damages accrues under the law applicable to the Properties.

“Temporary Taking” has the meaning set forth in Section 11.04.

“Threatened Release” means a substantial likelihood of a Release which requires action to prevent or mitigate damage to the soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air or any other environmental medium comprising or surrounding any Property which may result from such Release.

“Total Condemnation” has the meaning set forth in Section 11.02.

“Transaction” has the meaning set forth in Section 14.01.

“Transaction Documents” means this Lease, the Guaranty and all documents related thereto.

“U.S. Publicly Traded Entity” means an entity whose securities are listed on a national securities exchange or quoted on an automated quotation system in the United States or a wholly-owned subsidiary of such an entity.

“USTs” means any one or combination of tanks and associated product piping systems used in connection with storage, dispensing and general use of Regulated Substances.

4817-7336-4078.5

STORE/Fat Patty's

Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

EXHIBIT B

LEGAL DESCRIPTIONS AND
STREET ADDRESSES OF THE PROPERTIES

Street Addresses:

1442 Winchester Ave., Ashland, KY

4156 State Route 34, Hurricane, WV

3401 US Route 60 East, Barboursville, WV

1935, 1929-33 and 1921 3rd Ave., Huntington, WV

Legal Descriptions:

1442 Winchester Ave., Ashland, KY:

The Land referred to herein below is situated in the County of Boyd, State of Kentucky, and is described as follows:

SITUATED IN ASHLAND, BOYD COUNTY, KENTUCKY, AND BEING A PORTION OF LOT NO. 15, RANGE 3 WEST, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF WINCHESTER AVENUE AT 15TH STREET AND EXTENDING WESTERLY WITH THE EASTERLY LINE OF SAID WINCHESTER AVENUE AND FRONTING 50.25 FEET TO A STAKE A CORNER TO THAT PORTION OF LOT NO. 16 OWNED BY LORETTA M. HELFRICH; THENCE AT RIGHT ANGLES SOUTHERLY 104.5 FEET, MORE OR LESS, TO THE SOUTHERLY SIDE OF THE SOUTHERLY WALL OF MCCLEARY BUILDING CONSTRUCTED UPON SAID PREMISES, A CORNER TO THE PROPERTY OF JEAN C. LAYNE; THENCE AT RIGHT ANGLES AND WITH THE SAME EASTERLY 50.25 FEET TO THE WESTERLY LINE OF 15TH STREET AFORESAID; THENCE AT RIGHT ANGLES NORTHERLY AND WITH SAID LINE OF 15TH STREET, 104.5 FEET, MORE OR LESS, TO WINCHESTER AVENUE AT THE CORNER OF BEGINNING.

BEING ALSO DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT LOCATED ON THE SOUTHERLY RIGHT-OF-WAY LINE OF WINCHESTER AVENUE AND THE WESTERLY RIGHT-OF-WAY LINE OF 15TH STREET; THENCE RUN S31°45'21"W ALONG THE NORTHWEST RIGHT-OF-WAY LINE OF 15TH STREET A DISTANCE OF 104.58' TO A POINT, MORE OR LESS, TO THE SOUTHERLY SIDE OF A WALL, BEING THE SOUTH OF THE MCCLEARY BUILDING CONSTRUCTED UPON SAID PREMISES; THENCE LEAVING SAID RIGHT-OF-WAY LINE RUNNING NORTHWEST N58°09'26"W A DISTANCE OF 50.37' ALONG SAID SOUTH WALL TO A POINT BEING THE CORNER OF THE BUILDING; THENCE RUN N31°46'10"E A DISTANCE OF 104.50' TO A POINT LOCATED ON THE SOUTHERLY RIGHT-OF-WAY LINE OF WINCHESTER AVE, SAID POINT BEING THE CORNER OF THE BUILDING; THENCE ALONG THE NORTH LINE OF SAID BUILDING RUNNING S58°14'39"E ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE A DISTANCE OF 50.35' TO THE POINT OF BEGINNING, CONTAINING AN AREA OF 5,264.45 SQUARE FEET, 0.121 ACRES MORE OR LESS.

Being the same premises conveyed to Fat Patty’s, LLC, a Limited Liability Company, by General Warranty Deed dated December 7, 2011, and recorded December 12, 2011 Deed Book 741, at page 784, Boyd County, Kentucky Clerk’s Records.

4817-7336-4078.5

STORE/Fat Patty's

Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

4156 State Route 34, Hurricane, WV:

PARCEL I:

ALL THAT CERTAIN TRACT OR PARCEL OF LAND SITUATED IN SCOTT DISTRICT, PUTNAM COUNTY, WEST VIRGINIA, TOGETHER WILL ALL BUILDINGS AND PERMANENT IMPROVEMENTS THEREON OR THEREUNTO BELONGING, AS SHOWN ON THE SUBDIVISION PLAT RECORDED IN PLAT CABINET C,

SLIDE 482, IN THE OFFICE OF THE CLERK OF THE COUNTY COMMISSION OF PUTNAM COUNTY, WEST VIRGINIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A 2" IRON PIPE, FOUND, SAID PIPE BEING COMMON WITH THE SOUTHWEST CORNER OF A PARCEL CONVEYED TO GARY E. ELLIS AND BETTY L. ELLIS BY FLOYD C. HANKINS, WIDOWER, BY DEED DATED JUNE 3, 1969, OF RECORD IN THE AFORESAID CLERK'S OFFICE. FURTHER BEING THE SAME PARCEL CONVEYED TO GO-MART,- INC. BY GARY E. ELLIS AND BETTY L, ELLIS BY DEED DATED SEPTEMBER 21, 1994 AND RECORDED IN DEED BOOK 359, PAGE 444; AND A CORNER WITHIN THE BOUNDARY OF A PARCEL CONVEYED TO GO-MART INC. BY DEED DATED DECEMBER 1, 1989, RECORDED IN DEED BOOK 322, PAGE 342. CORNER ALSO FURTHER BEING THE SOUTHEAST CORNER OF THE PARCEL HEREIN DESCRIBED.

THENCE ALONG NEW LINES THROUGH THE SAID PROPERTY OF GO-MART, INC., SOUTH 82° 32 FEET 00" WEST, 24.00 FEET TO A 1 - 114" IRON PIPE WITH CAP, SET

THENCE NORTH 84° 45' 00" WEST, 237.15 FEET TO A. 1 - 1/4' IRON PIPE WITH CAP, SET, SAID POINT BEING THE SOUTHWEST CORNER OF THE PARCEL HEREIN DESCRIBED.

THENCE NORTH 05°15' 00" EAST, 236.25 FEET TO A 1 - 1/4" IRON PIPE WITH CAP, SET IN THE SOUTHERN RIGHT-OF-WAY OF INTERSTATE ROUTE 64, FEDERAL PROJECT NUMBER 1-64-1 (20) 35, SAID LINE BEING PARALLEL WITH AND 100 FEET SOUTH OF THE BASELINE OF "RAMP C" OF SAID INTERSTATE PROJECT AND COMMON TO THE NORTHERLY LINE OF THE GO-MART, INC. PARENT PARCEL, SAID POINT FURTHER BEING THE NORTHWEST CORNER OF THE PARCEL HEREIN DESCRIBED.

THENCE WITH A CURVE TO THE RIGHT HAVING A RADIUS OF 2764.79 AND AN ARC LENGTH OF 218.29 FEET, SUBTENDED BY A -CHORD OF SOUTH 69° 51' 27" EAST, 218.24 FEET TO A 1 - 114' IRON PIPE WITH CAP, SET IN SAID 1-64 SOUTHERLY RIGHT-OF-WAY LINE.

THENCE CONTINUING WITH SAID 1-64 RIGHT-OF-WAY LINE SOUTH 67° 35'42" EAST, 16.16 FEET TO A 1- 1/4" IRON PIPE WITH CAP, SET, SAID POINT BEING THE NORTHEAST CORNER OF THE PARCEL HEREIN DESCRIBED AND THE NORTHWEST CORNER OF THE FORMER ELLIS PARCEL.

THENCE LEAVING SAID 1-64 RIGHT-OF-WAY LINE WITH A LINE COMMON TO THE FORMER ELLIS PARCEL AND THE PARCEL HEREIN DESCRIBED SOUTH 06° 07' 24" EAST, 173.52 FEET TO THE PLACE OF BEGINNING.

BEING ALSO DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN TRACT OR PARCEL OF LAND SITUATED IN SCOTT DISTRICT, PUTNAM COUNTY, WEST VIRGINIA, TOGETHER WILL ALL BUILDINGS AND PERMANENT IMPROVEMENTS THEREON OR THEREUNTO BELONGING, AS SHOWN ON THE SUBDIVISION PLAT RECORDED IN PLAT CABINET C, SLIDE 482, IN THE OFFICE OF THE CLERK OF THE COUNTY COMMISSION OF PUTNAM COUNTY, WEST VIRGINIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A IRON PIN SET WITH CAP, SAID PIN BEING COMMON WITH THE SOUTHWEST CORNER OF A PARCEL CONVEYED TO GARY E. ELLIS AND BETTY L. ELLIS BY FLOYD C. HANKINS, WIDOWER, BY DEED DATED JUNE 3, 1969, OF RECORD IN THE AFORESAID CLERK'S OFFICE. FURTHER BEING THE SAME PARCEL CONVEYED TO GO-MART,- INC. BY GARY E. ELLIS AND BETTY L, ELLIS BY DEED DATED SEPTEMBER 21, 1994 AND RECORDED IN DEED BOOK 359, PAGE 444; AND A CORNER WITHIN THE BOUNDARY OF A PARCEL CONVEYED TO GO-MART INC. BY DEED DATED DECEMBER 1, 1989, RECORDED IN DEED BOOK 322, PAGE 342. CORNER ALSO FURTHER BEING THE SOUTHEAST CORNER OF THE PARCEL HEREIN DESCRIBED.

4817-7336-4078.5

STORE/Fat Patty's

Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

THENCE ALONG LINES THROUGH THE SAID PROPERTY OF GO-MART, INC., S 83° 08' 43" W, 24.00 FEET TO AN IRON PIN SET WITH CAP.

THENCE N 84° 08' 17" W, 237.15 FEET TO IRON PIN SET WITH CAP, SAID POINT BEING THE SOUTHWEST CORNER OF THE PARCEL HEREIN DESCRIBED.

THENCE N 05° 51' 43" E, 236.25 FEET TO AN IRON PIPE FOUND WITH CAP IN THE SOUTHERN RIGHT-OF-WAY OF INTERSTATE ROUTE 64, FEDERAL PROJECT NUMBER 1-64-1 (20) 35, SAID LINE BEING PARALLEL WITH AND 100 FEET SOUTH OF THE BASELINE OF "RAMP C" OF SAID INTERSTATE PROJECT AND COMMON TO THE NORTHERLY LINE OF THE GO-MART, INC. PARENT PARCEL, SAID POINT FURTHER BEING THE NORTHWEST CORNER OF THE PARCEL HEREIN DESCRIBED.

THENCE WITH A CURVE TO THE RIGHT HAVING A RADIUS OF 2764.79 AND AN ARC LENGTH OF 218.29 FEET, SUBTENDED BY A -CHORD OF S 69° 14' 44" E, 218.24 FEET TO AN IRON PIPE FOUND WITH CAP IN SAID 1-64 SOUTHERLY RIGHT-OF-WAY LINE.

THENCE CONTINUING WITH SAID 1-64 RIGHT-OF-WAY LINE S 66° 58' 59" E, 16.16 FEET TO POINT (IRON PIPE FOUND NORTH 0.66 FEET AND 0.2'0 FEET WEST OF SAID POINT) , SAID POINT BEING THE NORTHEAST CORNER OF THE PARCEL HEREIN DESCRIBED AND THE NORTHWEST CORNER OF THE FORMER ELLIS PARCEL.

THENCE LEAVING SAID 1-64 RIGHT-OF-WAY LINE WITH A LINE COMMON TO THE FORMER ELLIS PARCEL AND THE PARCEL HEREIN DESCRIBED S 05° 30' 33" E,173.52 FEET TO THE PLACE OF BEGINNING.

CONTAINING 1.1334 ACRES MORE OR LESS

PARCEL II:

ALL EASEMENTS ACCRUING TO PARCEL I GRANTED IN THAT CERTAIN DEED FROM GO-MART, INC. TO SHONEY'S, INC. DATED AUGUST 31, 1995, AND RECORDED IN THE AFORESAID CLERK'S OFFICE IN DEED BOOK 367, PAGE 540, INCLUDING, WITHOUT LIMITATION, A PERMANENT, NON-EXCLUSIVE RIGHT OF WAY AND EASEMENT FOR VEHICULAR AND PEDESTRIAN ACCESS, INGRESS AND EGRESS OVER, ACROSS, UPON AND UNDER THE FOLLOWING DESCRIBED PROPERTY:

ALL THAT CERTAIN TRACT OR PARCEL OF LAND SITUATED IN SCOTT DISTRICT, PUTNAM COUNTY, WEST VIRGINIA BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE WESTERLY RIGHT-OF-WAY LINE OF WV ROUTE 34, SAID POINT BEING THE SOUTHEASTERLY CORNER OF THE ROBERT S. DUCKWORTH PARCEL, OF RECORD IN THE AFORESAID CLERK'S OFFICE, IN DEED BOOK 319, PAGE 71, OCCUPIED BY THE CHEVRON OIL CO., SAID POINT FURTHER BEING A COMMON CORNER BETWEEN THE AFORESAID PARCEL AND THE EASEMENT HEREIN DESCRIBED.

THENCE WITH THE SAID ROUTE 34 WESTERLY RIGHT-OF-WAY LINE SOUTH 26°35 12" WEST, 60.0 FEET TO A POINT IN SAID RIGHT-OF-WAY.

THENCE LEAVING SAID RIGHT-OF-WAY AT RIGHT ANGLE IN A NORTHWESTERLY DIRECTION AND PARALLEL WITH AND 25.0 FEET LEFT OF THE ENTRANCE ROAD CENTERLINE NORTH 63°24' 48" WEST, CROSSING THE LOOP ROAD CENTERLINE AT 185.0 FEET AND CONTINUING FOR A TOTAL OF 220.0 FEET TO A POINT, SAID POINT BEING 35.0 FEET LEFT OF AND AT RIGHT ANGLE TO LOOP ROAD CENTERLINE STATION 10+23.0.

THENCE WITH A LINE PARALLEL WITH AND 35.0 FEET LEFT OF THE LOOP ROAD CENTERLINE NORTH 26°35' 12" EAST, 23.88 FEET TO A POINT, SAID POINT BEING 35.0 FEET LEFT OF AND AT RIGHT ANGLE TO LOOP ROAD CENTERLINE STATION 10+46.884;

4817-7336-4078.5

STORE/Fat Patty's

Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

THENCE WITH A RIM PARALLEL WITH SAID CENTERLINE NORTH 22°56' 07" EAST, 177.37 FEET TO A POINT, SAID POINT BEING 35.0 FEET LEFT OF AND AT RIGHT ANGLE TO LOOP ROAD CENTERLINE P. C. STATION 12+26.49.

THENCE RADIALLY LEFT WITH A CURVE HAVING A RADIUS OF 28.0 FEET, A CURVE LENGTH OF 52.62 FEET AND A CORD OF NORTH 30°54' 26" WEST 45.21 FEET TO A POINT, SAID POINT BEING 35.0 FEET LEFT OF AND AT RIGHT ANGLE TO LOOP ROAD CENTERLINE PT. STATION 13+44.89.

THENCE CONTINUING PARALLEL WITH SAID CENTERLINE NORTH 84° 45' 00" WEST, 52.18 FEET TO A POINT, SAID POINT BEING 35.0 FEET LEFT OF AND AT RIGHT ANGLE TO LOOP ROAD CENTERLINE STATION 13+97.069.

THENCE WITH A LINE AT RIGHT ANGLE TO LOOP ROAD CENTERLINE NORTH 05° 15' 00" EAST, CROSSING SAID CENTERLINE AT 35.0 FEET AND CONTINUING FOR A TOTAL OF 60.0 FEET TO A POINT IN THE SOUTHERLY PROPERTY LINE OF THE 1.148 ACRE PARCEL CONVEYED TO SHONEY'S, INC. BY GO-MART, INC. BY DEED RECORDED IN THE AFORESAID CLERK'S OFFICE IN DEED BOOK 367, PAGE 540.

THENCE WITH SAID PARCEL LINE, PARALLEL TO AND 25.0 FEET RIGHT OF THE LOOP ROAD CENTERLINE SOUTH 84°45' 00" EAST, 72.38 FEET TO A POINT, SAID POINT BEING A CORNER IN THE AFORESAID PARCEL CONVEYED TO SHONEY'S, INC. BY GO-MART, INC.

THENCE CONTINUING WITH THE SOUTHERLY LINE OF THE AFORESAID PARCEL LINE NORTH 82°32' 00" EAST, 24.0 FEET TO A POINT, SAID POINT BEING THE SOUTHEAST CORNER OF SAID PARCEL.

THENCE LEAVING THE CORNER OF THE AFORESAID PARCEL SOUTH 30° 18' 49" WEST, 14.98 FEET TO A POINT, SAID POINT BEING 25.0 FEET RADIALLY RIGHT OF LOOP ROAD CENTERLINE STATION 13+17.33.

THENCE PARALLEL WITH SAID CENTERLINE RADIALLY RIGHT WITH A CURVE HAVING A RADIUS OF 88.0 FEET, A CURVE LENGTH OF 126.90 FEET AND A CORD OF SOUTH 18° 22' 32" EAST, 116.19 FEET TO A POINT; SAID POINT BEING AT RIGHT ANGLE TO AND 25.0 FEET RIGHT OF LOOP ROAD CENTERLINE P. C. STATION 12+26.49.

THENCE CONTINUING PARALLEL WITH AND 25.0 FEET RIGHT OF SAID CENTERLINE SOUTH 22° 56' 07" WEST, 135.01 FEET TO A POINT, SAID POINT BEING AT RIGHT ANGLE TO AND 25.0 FEET RIGHT OF SAID LOOP ROAD CENTERLINE STATION 10+91.475.

THENCE SOUTH 20°14' 20" EAST, 14.59 FEET TO A POINT, SAID POINT BEING AT RIGHT ANGLE TO AND 35.0 FEET RIGHT OF ENTRANCE ROAD CENTERLINE STATION 11+94.93.

THENCE PARALLEL WITH AND 35.0 FEET RIGHT OF ENTRANCE ROAD CENTERLINE SOUTH 63°24' 48" EAST, 152.18 FEET TO THE POINT OF BEGINNING AND CONTAINING 31,711045 SQUARE FEET OR 0.728 ACRES, MORE OR LESS.

PARCEL III:

ALL EASEMENTS ACCRUING TO PARCEL I GRANTED IN THAT CERTAIN DEED FROM GO-MART, INC. TO SHONEY'S, INC. DATED AUGUST 31, 1995, AND RECORDED IN THE AFORESAID CLERK'S OFFICE IN DEED BOOK 367, PAGE 540, INCLUDING, WITHOUT LIMITATION, A TEMPORARY GRADING AND SLOPE EASEMENT FOR PURPOSES OF CONSTRUCTING, MAINTAINING AND IMPROVING A SURFACE WATER DRAINAGE DITCH AND APPROPRIATE DRAINAGE ELEVATION CONTOURS FOR SURFACE WATER RUN-OFF AND DRAINAGE OVER AND ACROSS THE FOLLOWING DESCRIBED PROPERTY (THE 'WESTERN STRIP"):

ALL THAT CERTAIN TRACT OR PARCEL OF LAND SITUATED IN SCOTT DISTRICT, PUTNAM COUNTY, WEST VIRGINIA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE 64, SAID POINT BEING THE NORTHWESTERN CORNER OF A 1.148 ACRE PARCEL CONVEYED TO SHONEY'S, INC. BY GO-MART, INC. BY DEED RECORDED IN THE AFORESAID CLERK'S OFFICE IN DEED BOOK 367, PAGE 540.

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STORE/Fat Patty's

Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

THENCE LEAVING SAID SOUTHERLY RIGHT-OF-WAY LINE AND WITH THE WESTERN LINE OF THE SAID 1.148 ACRE PARCEL, SOUTH 05° 15' 00" WEST, 236.25 FEET TO THE SOUTHWEST CORNER OF SAID 1.148 ACRE PARCEL.

THENCE LEAVING SAID PARCEL WESTERLY LINE AT RIGHT ANGLE NORTH 84°45' 00" WEST, 20.0 FEET TO A POINT.

THENCE PARALLEL WITH AND 20.0 FEET WEST OF SAID WESTERLY LINE, NORTH 05°15' 00" EAST, 240.65 FEET TO A POINT IN THE SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE 64.

THENCE WITH SAID SOUTHERLY RIGHT-OF-WAY LINE WITH A CURVE TO THE RIGHT HAVING A RADIUS OF 2764.79 FEET, LENGTH OF 20.48 FEET AND CHORD HEARING 72°19' 53" EAST, 20.48 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.1095 ACRES MORE OR LESS.

PARCEL IV:

ALL EASEMENTS ACCRUING TO PARCEL I GRANTED IN THAT CERTAIN DEED FROM GO-MART, INC, TO SHONEY'S, INC. DATED AUGUST 31, 1995, AND RECORDED IN THE AFORESAID CLERK'S OFFICE IN DEED BOOK 367, PAGE 540, INCLUDING, WITHOUT LIMITATION, THE PERMANENT RIGHT TO "SHEET DRAIN" SURFACE WATER ALONG THE ENTIRE WESTERN BOUNDARY OF PARCEL I ONTO THE ADJACENT PROPERTY.

PARCEL V:

ALL EASEMENTS ACCRUING TO PARCEL I GRANTED IN THAT CERTAIN DEED FROM GO-MART. INC. TO SHONEY'S, INC. DATED AUGUST 31, 1995, AND RECORDED IN THE AFORESAID CLERK'S OFFICE IN DEED BOOK 367, PAGE 540, INCLUDING, WITHOUT LIMITATION, A PERMANENT, NON-EXCLUSIVE RIGHT OF WAY AND EASEMENT FOR THE DRAINAGE OF SURFACE WATER OVER AND ACROSS THE FOLLOWING DESCRIBED PROPERTY:

ALL THAT CERTAIN TRACT OR PARCEL OF LAND SITUATED IN SCOTT DISTRICT, PUTNAM COUNTY, WEST VIRGINIA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THE 1.148 ACRE PARCEL CONVEYED TO SHONEY'S, INC., BY GO-MART, INC. BY DEED RECORDED IN THE AFORESAID CLERK'S OFFICE IN DEED BOOK 367, PAGE 540, OFFICE OF THE CLERK OF THE COUNTY COMMISSION FOR PUTNAM COUNTY, WEST VIRGINIA.

THENCE LEAVING THE SOUTHERLY LINE OF THE SAID 1.148 ACRE PARCEL WITH THE EASTERLY LINE OF THE SAID PARCEL, SOUTH 06°07' 24" EAST, 15.00 FEET TO A POINT.

THENCE WITH A LINE PARALLEL WITH AND 15.0 FEET SOUTH OF THE SAID PARCEL SOUTHERLY LINE SOUTH 82°32' 00" WEST, 25.32 FEET TO A POINT.

THENCE NORTH 84°45' 00" WEST, 2.58.82 FEET TO A POINT.

THENCE LEAVING THE PREVIOUS LINE AT RIGHT ANGLE, NORTH 05°15' 00" EAST, 15.0 FEET TO A POINT, SAID POINT BEING THE SOUTHWEST CORNER OF THE WESTERN STRIP DESCRIBED ABOVE.

THENCE WITH THE SOUTHERN LINE OF SUCH WESTERN STRIP, SOUTH 84°45' 00" EAST, 20.00 FEET TO A POINT, SAID POINT BEING THE SOUTHEAST CORNER OF SUCH WESTERN STRIP AND FURTHER BEING THE SOUTHWEST CORNER OF THE SAID 1.148 ACRE PARCEL.

THENCE WITH THE SOUTHERLY LINE OF SAID 1.148 ACRE PARCEL SOUTH 84° 45' 00" EAST, 237.15 FEET TO A POINT.

THENCE WITH THE SOUTHERLY LINE NORTH 82°32' 00" EAST, 24.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.0973 ACRES, MORE OR LESS.

PARCEL VI:

ALL EASEMENTS ACCRUING TO PARCEL I GRANTED IN THAT CERTAIN DEED FROM GO-MART, INC. TO SHONEY'S, INC. DATED AUGUST 31, 1995, AND RECORDED IN THE AFORESAID CLERK'S OFFICE IN DEED BOOK 367, PAGE 540, INCLUDING, WITHOUT LIMITATION, THE FOLLOWING:

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STORE/Fat Patty's

Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

EASEMENT A:

A PERMANENT RIGHT OF WAY AND EASEMENT TO GRADE AND MAINTAIN SURFACE SLOPES OVER AND ACROSS THE FOLLOWING DESCRIBED PROPERTY (THE "SLOPE AREA"):

ALL THAT CERTAIN TRACT OR PARCEL OF LAND SITUATED IN SCOTT DISTRICT, PUTNAM COUNTY, WEST VIRGINIA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE 64, SAID POINT BEING THE NORTHEAST CORNER OF A 1.148 ACRE PARCEL CONVEYED TO SHONEY'S, INC. BY GO-MART, INC. BY DEED RECORDED IN THE AFORESAID CLERK'S OFFICE IN DEED BOOK 367, PAGE 540.

THENCE WITH SAID 1-64 RIGHT-OF-WAY LINE, SOUTH 67°42'18" EAST, 5.69 FEET TO A POINT IN SAID RIGHT-OF-WAY LINE.

THENCE LEAVING SAID RIGHT-OF-WAY LINE PARALLEL WITH THE EASTERLY LINE OF THE SAID 1.148 ACRE PARCEL; SOUTH 06°07'24" EAST, 55.46 FEET TO A POINT

THENCE NORTH 83°52'36" EAST, 10.00 FEET TO A POINT.

THENCE SOUTH 06°07'24" EAST, 115.0 FEET TO A POINT.

THENCE SOUTH 82°32'00" WEST 15.00 FEET TO A POINT, SAID POINT BEING, THE SOUTHEAST CORNER OF THE SAID 1.148 ACRE PARCEL.

THENCE WITH THE EASTERLY LINE OF THE 1.148 ACRE TRACT NORTH 06°07'24" WEST, 173.52 FEET TO THE POINT OF BEGINNING.

EASEMENT B:

A PERMANENT, NON-EXCLUSIVE DRAINAGE EASEMENT OVER AND ACROSS THE SLOPE AREA.

PARCEL VII:

ALL EASEMENTS ACCRUING TO PARCEL I GRANTED IN THAT CERTAIN DEED FROM GO-MART. INC. TO SHONEY'S, INC. DATED AUGUST 31, 1995, AND RECORDED IN THE AFORESAID CLERK'S OFFICE IN DEED BOOK 367, PAGE 540, INCLUDING, WITHOUT LIMITATION, A PERMANENT, NON-EXCLUSIVE RIGHT OF WAY AND EASEMENT TO DRAIN ALL OF THE SURFACE WATER FROM PARCEL I TO WV ROUTE 34 OVER AND ACROSS THE FOLLOWING DESCRIBED PROPERTY:

ALL THAT CERTAIN TRACT OR PARCEL OF LAND SITUATED IN SCOTT DISTRICT, PUTNAM COUNTY, WEST VIRGINIA, SAID TRACT OR PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THE 1.148 ACRE PARCEL CONVEYED TO SHONEY'S, INC. BY GO-MART, INC. BY DEED RECORDED IN THE AFORESAID CLERK'S OFFICE IN DEED BOOK 367, PAGE 540.

THENCE WITH THE EASTERLY LINE OF THE AFORESAID 1.148 ACRE PARCEL TO A POINT IN THE SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE 64.

THENCE WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF 1-64 TO A POINT IN THE WESTERN RIGHT-OF-WAY LINE OF WV ROUTE 34.

THENCE WITH THE ROUTE 34 RIGHT-OF-WAY LINE OF 1-64 TO A POINT IN SAID RIGHT-OF-WAY, SAID POINT BEING THE NORTHEAST CORNER OF THE CARL W. SLATER, ET AL PROPERTY, WILL BOOK 24, PAGE 538, TAX MAP 213, PARCEL 78.1.

THENCE WITH THE NORTHERN LINE OF THE SLATER TRACT TO THE POINT OF BEGINNING AND BEING THE SAME 0.627 ACRE PARCEL CONVEYED TO GO-MART, INC. BY GARY E. AND BETTY L. ELLIS, BY DEED RECORDED IN THE AFORESAID CLERK'S OFFICE IN DEED BOOK 0359, PAGE 444, AND SHOWN ON TAX MAP NO. 213 AS PARCEL NO. 59.

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STORE/Fat Patty's

Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

3401 US Route 60 East, Barboursville, WV:

All that real estate situate in Barboursville District, Cabell County, West Virginia, and being more particularly described as follows:

Beginning, for reference purposes only, at a 5/8” x 30” reinforcing bar with survey cap stamped “L.L.S. 278”, set by this survey in the southerly terminus of the common line of Southside Associates as recorded in Deed Book 884 Page 536 all recorded in the Office of the Clerk of the County Commission of Cabell County, West Virginia, with Jack, Robert, Keith G. Donahue, the grantors herein, as recorded in Deed Book 918 Page 610 and being in the northerly right of way line of U.S. Route 60 East; thence from the beginning, with said right of way along a curve to the right, radius 2356.79 feet, an arc distance of 287.76 feet, chord N. 81 03’ 36” W 287.59 feet to a point; thence continuing with said right of way N 86 00” 26” E. 6.41 feet to the True Place of Beginning for this description; thence from Said True Place of Beginning, leaving said right of way and traversing Jack, Robert and Keith G. Donahue, the grantors herein, N. 08 35’ 15” W. 287.65 feet to a point in the Board of Education as recorded in Deed Book 609 Page 556; thence with said Board of Education, S 85 51’ 44” E. 141.41 feet to a pipe; thence leaving said Board of Education the following five (5) courses and distances; (1) S. 21 54’ 00” E. 104.96 feet; (2) S. 16 16’ 00” W. 75.94 feet; (3) S. 00 24’ 00” E., 32.98 feet; (4) S. 16 39’ 00” E. 30.00 feet; (5) S. 16 39’ 00” E. 34.47 feet to a point in the aforementioned right of way of U.S. Route 60 East; thence with said right of way, S. 86 56’ 00” W. 69.96 feet; thence continuing with said right of way S. 85 11’ 37” W. 65.04 feet to the place of beginning, containing 0.900 acre.

BEING ALSO DESCRIBED AS FOLLOWS:

Beginning, for reference purposes only, in the southerly terminus of the common line of Southside Associates as recorded in Deed Book 884, Page 536, all recorded in the Office of the Clerk of the County Commission of Cabell County, West Virginia, as recorded in Deed Book 918, Page 610, and being in the northerly right of way line of U. S. Route 60, East; thence from the beginning, with said right of way, along a curve to the right, radius 2356.79 feet, an arc distance of 287.76 feet, chord N 89° 02' 03 " E, 287.59 feet to a point; thence continuing with said right of way, N 89° 54' 32" E., 6.41 feet to the True Place of Beginning for this description; thence from Said True Place of Beginning, leaving said right of way, with the East line of C. Douglas & Barry L. Knipp, as recorded in Deed Book 1295, Page 649, N 04° 41' 09" W. 287.65 feet to an iron pin found on a common line with the Board of Education as recorded in Deed Book 648, Page 38; thence with said Board of Education, S 81° 57' 38" E, 141.41 feet to a pipe; thence leaving said Board of Education the following five (5) courses and distances to iron pins set; (1) S 17° 59' 54" E, 104.96 feet; (2) S 20° 10' 06" W, 75.94 feet; (3) S 03° 30' 06" W, 32.98 feet; (4) S 12° 44' 54" E, 30.00 feet; (5) S 12° 44' 54" E. 34.47 feet to an iron pin set in the aforementioned right of way of U. S. Route 60 East; thence with said right of way, N 89° 09' 54" W, 69.96 feet to a mag nail set; thence continuing with said right of way, S 89° 05' 43" W. 65.04 feet to the place of beginning, containing 0.900 acre.

1935, 1929-33, and 1921 Third Ave., Huntington, WV:

All those certain lots, pieces or parcels of real estate situate in the City of Huntington, County of Cabell and State of West Virginia, known and designated on a certain map of Addition Number (2) supplemental to a certain map of said City of Huntington made by Rufus Cook, Surveyor, a lithograph copy of which latter map was filed in the Recorder’s Office of said County of Cabell on the 6th day of December, 1871, and a copy of which supplemental map was filed in the Office of the Clerk of said Cabell County on August 9, 1881, as LOT NUMBERS SIX (6), SEVEN (7), EIGHT (8), NINE (9), TEN (10) and the westerly one-half (1/2) of the west building wall and the land upon which said westerly One-half (1/2) of said building wall stands on LOT NUMBER ELEVEN (11), all of said lots, pieces or parcels of real estate being in BLOCK NUMBER TWO HUNDRED NINETY SEVEN (297). Said portion of LOT NUMBER ELEVEN (11) is more particularly described as follows:

All that certain piece or parcel of real estate and property known and described as the westerly One-half (1/2) of the west wall of the building located on said Lot Number Eleven (11) in said Block Two Hundred Ninety-Seven (297) together with the land upon which said westerly one-half (1/2) of said wall stands, and which parcel of land or real estate is more particularly bounded and described as follows:

Beginning at the northwest corner of said Lot Number Eleven (11) in said Block Two Hundred Ninety-Seven (297); thence from said beginning point, easterly along and with the north line of said Lot Number Eleven (11) and also along the south line of said Third Avenue, Seven and One-eight (7-1/8) inches to a point in the center of a 13-inch wall, said point being Seven and One-eight (7-1/8) inches east of the west line of said Lot Number Eleven (11); thence southerly with the center of said 13-inch wall 130 feet to the north line of Virginia Avenue; thence westerly with and long said north line of Virginia Avenue, Six and One-fourth (6-1/4) inches to the east line of said Lot Number Ten (10) in said Block Number Two-hundred Ninety-Seven (297); thence northerly and along the east line of said Lot Number Ten (10) 130 feet to the beginning, it being the intention to hereby convey the westerly One-half (1/2) of said wall and the land upon which said westerly One-half (1/2) of said wall stands.

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STORE/Fat Patty's

Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

EXHIBIT C

STATE-SPECIFIC PROVISIONS

Kentucky: None.

West Virginia:

The following is added to the end of Section 4.07:

“The month to month tenancy created at Lessor’s option and within Lessor’s sole discretion shall be terminable by Lessor at any time, with or without cause, by giving at least ten (10) calendar days’ written notice of such termination to Lessee. Notwithstanding the foregoing provisions of this Section, in the event that Lessee shall hold over after the expiration of the Lease Term, nothing set forth and contained in this Section shall in any way, manner, or character limit or negate Lessor’s rights and remedies under, in accordance with, and pursuant to this Lease, at law, and/or in equity, including, without limitation, the right to demand immediate possession of the Properties from Lessee and pursue an action for the ejectment of Lessee from the Properties.”

The following is added to the end of Section 6.01(a):

“For the purposes of this section, ‘taxes’ shall include assessments for permanent local improvements such as, by way of example or illustration, and not by way of limitation, assessments for the paving of streets or the installation of sidewalks, with the specific and express intent on the part of Lessor and Lessee to contract around and negate the proviso set forth and contained in West Virginia Code § 36-4-10.”

The following is added to the end of Section 7.02:

“Notwithstanding that Lessor’s prior written consent may or may not be required as a pre-condition to Lessee making any alterations or additions to the Properties, in no way, manner, or event shall Lessee be or be deemed or construed to be an agent or representative of Lessor to engage, retain, or employ or agree or contract with any party to perform work or labor on or for the benefit of the Properties or furnish materials, supplies, or equipment on or for the benefit of the Properties, and in all circumstances and events Lessee shall be and shall be deemed and construed to be acting for on and on behalf of itself and not on account of or as an agent or representative of Lessor. Furthermore, this Lease shall not create and shall not be deemed or construed to create a joint venture, partnership, or other arrangement other than that of landlord and tenant between Lessor and Lessee.”

The following new Section 11.08 is hereby added to the Lease:

“The provisions of West Virginia Code § 37-6-28 and § 37-6-29 shall not be applicable to this Lease and it is the specific and express intent on the part of Lessor and Lessee to contract around and negate the provisions set forth and contained therein.”

C-1

4817-7336-4078.5

STORE/Fat Patty's

Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

SCHEDULE 4.05

WIRE INSTRUCTIONS

To Wire Funds to STORE Capital Acquisitions, LLC

Please give these instructions to your bank when you initiate a wire payment to STORE Capital Acquisitions, LLC:

Bank Name:	PNC Bank
ABA:	043000096
Account No.:	1006967647
Credit:	Midland Wire Receipts
Reference:	Fat Patty’s

* This information must be completed fully and accurately to ensure that there is no delay in crediting funds to the proper account.

4817-7336-4078.5

STORE/Fat Patty's

Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

SCHEDULE 9.03

SUPPLEMENTAL FINANCIAL INFORMATION

To process your financial reporting requirements, STORE Capital asks you to fill out the following information in connection to CORPORATE financial performance. Please send this page along with the actual financial statements to fincollections@storecapital.com.

Corporate Financial Reporting

Company Name:
For the Qtr or FYE ending
# of months represented
Total Company Net Revenue
Total number of revenue generating locations included in Total Company Net Revenue figure above

Corporate EBITDAR Calculation:

Total Company Net Income

Plus: Interest Expense
Plus: Taxes
Plus: Depreciation & Amortization
Plus: Operating Lease Expense
Plus: Any non-recurring expenses (please clarify below)
Plus: Any other non-cash expenses (please clarify below)
EBITDAR

Items required to be broken out of Balance Sheet:
Current Portion of Long-Term Debt
Current Portion of any Capital Leases
Senior Third-Party Debt Balances
Subordinate/Related Party Debt Balances

Explanations of non-recurring and non-cash items:

4817-7336-4078.5

STORE/Fat Patty's

Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

To process your financial reporting requirements, STORE Capital asks you to fill out the following information in connection to UNIT financial performance. Note that this template allows you to enter up to 3 unit statements. If you have more than 3 units please duplicate this template for the remaining properties. Please send these along with the actual financial statements to fincollections@storecapital.com.

STORE Capital Unit-Level Financial Reporting

	UNIT 1	UNIT 2	UNIT 3

Company’s Unit Identifier

For the Qtr or FYE ending

# of months represented

Unit-Level pre-corporate overhead EBITDAR Calculation:

Total unit Revenues

Unit-Level Net Income

Plus: Interest Expense
Plus: Taxes
Plus: Depreciation & Amortization
Plus: Property Rent Expense (base rent + any % rent)
Plus: Any corporate overhead allocations to the unit
Plus: Any non-recurring expenses (please clarify below)
Plus: Any other non-cash expenses (please clarify below)
EBITDAR

Items required to be broken out on unit-level profit and loss statement:
Cost Goods Sold
Unit Labor Expenses

Explanations of non-recurring and non-cash items:

4817-7336-4078.5

STORE/Fat Patty's

Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1

SCHEDULE 14.05

PROHIBITED USES

1. Adult bookstore, video store or other establishment engaged in the business of selling, renting, exhibiting or delivering pornographic or obscene materials, except that this provision shall not prohibit (a) book stores that are not perceived to be and do not hold themselves out as an “adult book store” and are primarily engaged in the sale of general audience books notwithstanding the incidental concurrent sale of books, magazines and/or periodicals that may contain pornographic materials, or (b) video stores primarily selling or renting video media that on the date of this Lease would be “G” “PG-13” or “R” rated (or an equivalent rating under any rating system that hereafter replaces the current system and is in general use), notwithstanding the incidental concurrent rental of “X-rated” or “Not Rated” video media solely for off premises viewing and without means of on premises review in connection with its selection; provided that such bookstore or video store does not engage in any promotion, advertising, depiction or description of any aspect of the X-rated or Not Rated” material of any kind, that the sale or rental thereof is not from any special or segregated section of the store, and that the sale or rental of such material to minors is prohibited;

2. So-called “head shops” or other establishments primarily engaged in the sale of merchandise that facilitates enhances, promotes or encourages the use of illegal drugs under federal, state and/or local law;

3. Off-track betting parlor;

4. Pawn shop;

5. “Second hand,” “slightly used” or other businesses or activities primarily engaged in the sale of used merchandise;

6. Junk yard or flea market;

7. Stockyard or recycling facility;

8. Motor vehicle or boat storage facility;

9. Billiard parlor;

10. Dry cleaning or laundry plant (which shall not preclude a dry cleaning or laundry business);

11. Mortuary;

12. Industrial or manufacturing uses;

13. Refining, quarrying or mining operations of any kind; or

14. Massage parlor.

4817-7336-4078.5

STORE/Fat Patty's

Master Lease Agreement

4 Properties in KY and WV

File No. 7210/02-629.1